[Prospectus Cover]


                                              [logo]     Pegasus Funds
                                                         Strength in Investing





P R O S P E C T U S



June 30, 1997
(As Revised October 16, 1997)




                                   Pegasus
                                     Funds

PROSPECTUS                                                      June 30, 1997

                                                (As Revised October 16, 1997)

-----------------------------------------------------------------------------


                                PEGASUS FUNDS
                                P.O. Box 5142
                       Westborough, Massachusetts 01581


                  24 Hour yield and performance information
                       Purchase and Redemption orders:
                                (800) 688-3350


-----------------------------------------------------------------------------


               Pegasus Funds (the "Trust") is offering in this Prospectus Class A shares, Class B shares and Class I shares in the following twenty investment portfolios (the "Funds"), divided into four general fund types:
Asset Allocation; Equity; Bond; and Municipal Bond:

ASSET ALLOCATION FUNDS                   BOND FUNDS

The Managed Assets Conservative Fund     The Intermediate Bond Fund
The Managed Assets Balanced Fund         The Bond Fund
The Managed Assets Growth Fund           The Short Bond Fund
                                         The Income Fund
                                         The International Bond Fund
EQUITY FUNDS                             The High Yield Bond Fund

The Equity Income Fund                   MUNICIPAL BOND FUNDS
The Growth Fund
The Mid-Cap Opportunity Fund             The Municipal Bond Fund
The Small-Cap Opportunity Fund           The Intermediate Municipal Bond Fund
The Intrinsic Value Fund                 The Michigan Municipal Bond Fund
The Growth and Value Fund
The Equity Index Fund
The International Equity Fund



               This Prospectus sets forth concisely information that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Trust, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to the Trust at the above address. The Statement of Additional Information is dated June 30, 1997 and is incorporated by reference into this Prospectus in its entirety.


               Investors should recognize that the share price, yield and investment return of each Fund fluctuate and are not guaranteed.

               The High Yield Bond Fund's portfolio consists primarily of lower-rated corporate debt obligations, which are commonly referred to as "junk bonds." These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower-rated bonds are regarded as predominantly speculative with regard to each issuer's continuing ability to make interest and principal payments (i.e., the bonds are subject to the risk of default). In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for investment grade bonds. Purchasers should carefully assess the risks associated with an investment in the High Yield Bond Fund. See the sections of this Prospectus entitled "Risk Factors -- Lower-Rated Securities" and "Supplemental Information." The High Yield Bond Fund's sub-adviser will endeavor to limit these risks through diversifying the portfolio and through careful credit analysis of individual issuers.



               SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST CHICAGO NBD CORPORATION OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

               THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS


HIGHLIGHTS...............................................................   i

FUND EXPENSES............................................................ iii

BACKGROUND...............................................................   3

FINANCIAL HIGHLIGHTS.....................................................   3

DESCRIPTION OF THE FUNDS.................................................  26

HOW TO BUY SHARES........................................................  36

SHAREHOLDER SERVICES.....................................................  43

HOW TO REDEEM SHARES.....................................................  45

MANAGEMENT OF THE TRUST..................................................  48

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS..............................  52

DIVIDENDS AND DISTRIBUTIONS..............................................  53

TAXES....................................................................  53

PERFORMANCE INFORMATION..................................................  55

GENERAL INFORMATION......................................................  60

SUPPLEMENTAL INFORMATION................................................. A-1

DEBT RATINGS............................................................. B-1

                                  HIGHLIGHTS

The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.

Investment Objectives and Management Policies

               Each Fund's investment objective is set forth on pages 11 and 12 of this Prospectus. Each Asset Allocation Fund will invest substantially all of its assets (other than securities it holds as of the date of this Prospectus and certain other direct investments) in Class I shares in each of the Funds described in this Prospectus, other than the Municipal Bond Funds, and in Class I shares in the Pegasus Money Market Fund, a diversified portfolio of the Trust also described in this Prospectus whose shares are offered by a separate Prospectus (the "Money Market Fund") (collectively, the "Underlying Funds").

Investment Adviser


               First Chicago NBD Investment Management Company ("FCNIMCO") is the investment adviser to each of the Funds (the "Investment Adviser"). Each Fund has agreed to pay the Investment Adviser an annual fee as set forth under "Management of the Funds." Federated Investment Counseling ("Federated" or the "Sub-Adviser") serves as sub-adviser to the High Yield Bond Fund. The Sub-Adviser's fee is paid by FCNIMCO and not by the High Yield Bond Fund.


Description of Classes

               Each Fund offers Class A shares, Class B shares and Class I shares. Each share represents an identical pro rata interest in a Fund's investment portfolio.

               Class A shares are sold at net asset value per share plus an initial sales charge imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. Class A shares of each Fund are subject to a shareholder servicing fee.

               Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares may be subject to a contingent deferred sales charge ("CDSC") and are subject to a distribution fee and shareholder servicing fee.


               Class I shares are sold at net asset value with no sales charge to qualified trust, custody and/or agency account clients of The First National Bank of Chicago ("FNBC"), NBD Bank ("NBD"), American National
Bank and Trust Company ("ANB") or their affiliates, qualified retirement, profit sharing, 401(k) or other employee benefit plans or other programs, broker-dealers, registered investment advisers and other financial institutions which have entered into an agreement with a "mutual fund supermarket" or similar program, and the Asset Allocation Funds.


               See "How to Buy Shares" on page 36 of this Prospectus.

How To Buy Shares

               Class A and Class B shares may be purchased through a number of institutions including the Investment Adviser, NBD, FNBC, ANB and their affiliates, including First Chicago NBD Investment Services, Inc. ("FCNIS"), a registered broker-dealer, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("Distributor" or "BISYS"), which serves the Trust as its distributor, and certain banks, securities dealers and other industry professionals such as investment advisers, accountants and estate planning firms (collectively, "Service Agents").

               Investors purchasing Class I shares through their Fiduciary Accounts (as defined under "How to Buy Shares") at the Investment Adviser, NBD,FNBC, ANB or their affiliates should contact such entity directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees. Class I shares may be purchased for a Fiduciary Account or Eligible Retirement Plan (as defined under "How to Buy Shares") only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Account or Plan.

               The minimum initial investment is $1,000. All subsequent investments must be at least $100.

               See "How to Buy Shares" on page 36 of this Prospectus.

Shareholder Services

               The Funds offer shareholders certain services and privileges including: Exchange Privilege, Letter of Intent and Automatic Investment Plan. Certain services and privileges may not be available through all Service Agents.

               See "Shareholder Services" on page 40 of this Prospectus.

How To Redeem Shares

               Generally, investors should contact their representatives at the Investment Adviser, NBD, FNBC, ANB or appropriate Service Agent or financial institution for redemption instructions. Investors who are not clients of the Investment Adviser, NBD, FNBC, ANB or a Service Agent or financial institution may redeem Fund shares by written request to First Data Investor Services Group, Inc. (the "Transfer Agent").

               See "How to Redeem Shares" on page 42 of this Prospectus.

                                FUND EXPENSES

               The purpose of the following tables is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear, the payment of which will reduce an investor's return on an annual basis.

Expense Table



                                                     Class A                                Class B             Class I
-----------------------------------------------------------------------------------------------------------------------
                                                        Bond,
                                                   International
                                                     Bond, High                             Equity
                                       Equity Index, Yield Bond,                            Index,
                                         Income,      Municipal                             Income,
                                       Intermediate   Bond and                            Intermediate
                                         Bond and     Michigan                             Bond and
                                       Intermediate   Municipal      All                  Intermediate   All
Shareholder Transaction    Short Bond   Municipal       Bond        Other    Short Bond    Municipal    Other      All
Expenses                      Fund      Bond Funds      Funds       Funds       Fund      Bond Funds    Funds     Funds
-----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
  (as a percentage of
  offering price)             1.00%        3.00%        4.50%       5.00%       None         None        None      None

Sales Charge on Reinvested
  Dividends                   None         None         None        None        None         None        None      None

Maximum Deferred Sales
  Charge Imposed On
  Redemptions
  (as a percentage of the
  amount subject to charge)   None*        None*        None*       None*       1.00%        3.00%       5.00%     None

Redemption Fees               None         None         None        None        None         None        None      None

Exchange Fees                 None         None         None        None        None         None        None      None

---------
* A contingent deferred sales charge of up to 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

Annual Fund Operating Expenses
(as a percentage of average daily net assets)
Class A Shares

                                      Management                                             Total
                                         Fees                               Other          Operating
                                    After Waivers      12b-1 Fees        Expenses(1)      Expenses(1)
-------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund       0.64%(2)(3)        None             0.61%(2)(3)      1.25%(2)(3)
Managed Assets Balanced Fund           0.54%(2)(3)        None             0.71%(2)(3)      1.25%(2)(3)
Managed Assets Growth Fund             0.19%(2)(3)        None             1.06%(2)(3)      1.25%(2)(3)

EQUITY FUNDS:
Equity Income Fund                     0.50%              None             0.45%            0.95%
Growth Fund                            0.60%              None             0.44%            1.04%
Mid-Cap Opportunity Fund               0.60%              None             0.50%            1.10%
Small-Cap Opportunity Fund             0.70%              None             0.47%            1.17%
Intrinsic Value Fund                   0.60%              None             0.46%            1.06%
Growth and Value Fund                  0.59%(3)           None             0.51%(3)         1.10%(3)
Equity Index Fund                      0.10%              None             0.47%            0.57%
International Equity Fund              0.80%              None             0.57%            1.37%

BOND FUNDS:
Intermediate Bond Fund                 0.40%              None             0.46%            0.86%
Bond Fund                              0.40%              None             0.46%            0.86%
Short Bond Fund                        0.33%(3)           None             0.49%(3)         0.82%(3)
Income Fund                            0.40%              None             0.47%            0.87%
International Bond Fund                0.44%(3)           None             0.65%(3)         1.09%(3)
High Yield Bond Fund                   0.25%(3)           None             0.97%(3)         1.22%(3)

MUNICIPAL BOND FUNDS:
Municipal Bond Fund                    0.40%              None             0.45%            0.85%
Intermediate Municipal Bond Fund       0.40%              None             0.44%            0.84%
Michigan Municipal Bond Fund           0.34%(3)           None             0.57%(3)            0.91%(3)

---------
(1) Other Expenses and Total Operating Expenses: for each Fund have been restated to reflect current expenses; and for the Asset Allocation Funds include expenses (including management fees) borne indirectly by them in connection with their investments in the Underlying Funds.

(2) Management Fees After Waivers, Other Expenses and Total Operating Expenses of the Asset Allocation Funds have been calculated based upon certain assumptions, including assumptions about the allocation of each Asset Allocation Fund's assets among the Underlying Funds. Management Fees After Waivers and Other Expenses of the Asset Allocation Funds will differ from the amounts shown depending upon the actual allocation of an Asset Allocation Fund's assets among the Underlying Funds.

(3) Absent fee waivers and/or expense reimbursements, Total Operating
    Expenses applicable to Class A shares of the Managed Assets Conservative, Managed Assets Balanced, Managed Assets Growth, Growth and Value, Short
    Bond, International Bond, High Yield Bond  and Michigan Municipal
    Bond Funds would have been 1.26%, 1.36%, 1.71%, 1.11%, 0.84%, 1.35%, 1.67% and
    0.97%, respectively.

Example

Based upon the assumptions in the foregoing chart an investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
(2) redemption at the end of each period:


                                  1 Year         3 Years       5 Years        10 Years
                                  ------         -------       -------        --------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund    $62            $88           $116           $194
Managed Assets Balanced Fund        $62            $88           $116           $194
Managed Assets Growth Fund          $62            $88            N/A           N/A

EQUITY FUNDS:
Equity Income Fund                  $59            $79           $100           $161
Growth Fund                         $60            $82           $105           $171
Mid-Cap Opportunity Fund            $61            $83           $108           $178
Small-Cap Opportunity Fund          $61            $85           $111           $186
Intrinsic Value Fund                $60            $82           $106           $173
Growth and Value Fund               $61            $83           $108           $178
Equity Index Fund                   $36            $48           $ 61           $ 99
International Equity Fund           $63            $91           $122           $207

BOND FUNDS:
Intermediate Bond Fund              $39            $57           $ 76           $133
Bond Fund                           $53            $71           $ 91           $146
Short Bond Fund                     $18            $36           $ 55           $111
Income Fund                         $39            $57           $ 77           $134
International Bond Fund             $56            $78           $103           $172
High Yield Bond Fund                $57            $82            N/A            N/A

MUNICIPAL BOND FUNDS:
Municipal Bond Fund                 $53            $71           $ 90           $145
Intermediate Municipal Bond Fund    $38            $56           $ 75           $131
Michigan Municipal Bond Fund        $54            $73           $ 93           $152

Annual Fund Operating Expenses
(as a percentage of average daily net assets)
Class B Shares

                                 Management Fees                                        Total Operating
                                  After Waivers       12b-1 Fees     Other Expenses(1)    Expenses(1)
-------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund     0.64%(2)(3)        0.75%             0.61%(2)(3)       2.00%(2)(3)
Managed Assets Balanced Fund         0.54%(2)(3)        0.75%             0.71%(2)(3)       2.00%(2)(3)
Managed Assets Growth Fund           0.19%(2)(3)        0.75%             1.06%(2)(3)       2.00%(2)(3)

EQUITY FUNDS:
Equity Income Fund                   0.50%              0.75%             0.45%             1.70%
Growth Fund                          0.60%              0.75%             0.44%             1.79%
Mid-Cap Opportunity Fund             0.60%              0.75%             0.50%             1.85%
Small-Cap Opportunity Fund           0.70%              0.75%             0.47%             1.92%
Intrinsic Value Fund                 0.60%              0.75%             0.46%             1.81%
Growth and Value Fund                0.59%(3)           0.75%             0.51%(3)          1.85%(3)
Equity Index Fund                    0.10%              0.75%             0.47%             1.32%
International Equity Fund            0.80%              0.75%             0.57%             2.12%

BOND FUNDS:
Intermediate Bond Fund               0.40%              0.75%             0.46%             1.61%
Bond Fund                            0.40%              0.75%             0.46%             1.61%
Short Bond Fund                      0.33%(3)           0.75%             0.49%(3)          1.57%(3)
Income Fund                          0.40%              0.75%             0.47%             1.62%
International Bond Fund              0.44%(3)           0.75%             0.65%(3)          1.84%(3)
High Yield Bond Fund                 0.25%(3)           0.75%             0.97%(3)          1.97%(3)

MUNICIPAL BOND FUNDS:
Municipal Bond Fund                  0.40%              0.75%             0.45%             1.60%
Intermediate Municipal Bond Fund     0.40%              0.75%             0.44%             1.59%
Michigan Municipal Bond Fund         0.34%(3)           0.75%             0.57%(3)          1.66%(3)

---------
(1) Other Expenses and Total Operating Expenses for each Fund have been restated to reflect current expenses; and for the Asset Allocation Funds include expenses (including management fees) borne indirectly by them in connection with their investments in the Underlying Funds.

(2) Management Fees After Waivers, Other Expenses and Total Operating Expenses of the Asset Allocation Funds have been calculated based upon certain assumptions, including assumptions about the allocation of each Asset Allocation Fund's assets among the Underlying Funds. Management Fees After Waivers and Other Expenses of the Asset Allocation Funds will differ from the amounts shown depending upon the actual allocation of an Asset Allocation Fund's assets among the Underlying Funds.

(3) Absent fee waivers and/or expense reimbursements, Total Operating Expenses applicable to Class B shares of the Managed Assets Conservative, Managed Assets Balanced, Managed Assets Growth, Growth and Value, Short Bond, International Bond, High Yield Bond and Michigan Municipal Bond Funds would have been 2.01% ,2.11%, 2.46%, 1.86%, 1.59%, 2.10%, 2.42%
    and 1.72% , respectively.

Example

Based upon the assumptions in the foregoing chart, an investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
(2) redemption at the end of each period:


                                    1 Year          3 Years        5 Years       10 Years
                                    ------          -------        -------       --------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund    $71/$21*        $93/63*        $129/$109*      $206+
Managed Assets Balanced Fund        $71/$21*        $93/63*        $129/$109*      $206+
Managed Assets Growth Fund          $71/$21*        $93/63*           N/A           N/A

EQUITY FUNDS:
Equity Income Fund                  $67/$17*        $84/$54*       $113/$93*       $173+
Growth Fund                         $68/$18*        $81/$57*       $118/$98*       $183+
Mid-Cap Opportunity Fund            $69/$19*        $89/$59*       $121/$101*      $189+
Small-Cap Opportunity Fund          $70/$20*        $91/$61*       $125/$105*      $197+
Intrinsic Value Fund                $69/$19*        $87/$57*       $119/$99*       $185+
Growth and Value Fund               $69/$19*        $89/$59*       $121/$101*      $189+
Equity Index Fund                   $44/$14*        $62/$42*       $83/$73*        $120+
International Equity Fund           $72/$22*        $97/$67*       $135/$115*      $218+

BOND FUNDS:
Intermediate Bond Fund              $46/$16*        $71/$51*       $98/$88*        $153+
Bond Fund                           $66/$16*        $81/$51*       $108/$88*       $162+
Short Bond Fund                     $26/$16*        $42+           $61+            $116+
Income Fund                         $47/$17*        $71/$51*       $99/$89*        $155+
International Bond Fund             $69/$19*        $88/$58*       $120/$100*      $188+
High Yield Bond Fund                $70/$20*        $92/$62*         N/A            N/A

MUNICIPAL BOND FUNDS:
Municipal Bond Fund                 $66/$16*        $81/$51*       $108/$88*       $161+
Intermediate Municipal Bond Fund    $46/$16*        $71/$51*       $97/$87*        $151+
Michigan Municipal Bond Fund        $67/$17*        $83/$53*       $111/$91*       $168+

---------
*       Assuming no redemption of Class B shares.
+       Assumes conversion to Class A shares.

Annual Fund Operating Expenses
(as a percentage of average daily net assets)
Class I Shares

                                  Management Fees                                           Total Operating
                                   After Waivers         12b-1 Fees    Other Expenses(1)      Expenses(1)
----------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund      0.64%(2)(3)           None            0.36%(2)(3)        1.00%(2)(3)
Managed Assets Balanced Fund          0.54%(2)(3)           None            0.46%(2)(3)        1.00%(2)(3)
Managed Assets Growth Fund            0.19%(2)(3)           None            0.81%(2)(3)        1.00%(2)(3)

EQUITY FUNDS:
Equity Income Fund                    0.50%                 None            0.20%              0.70%
Growth Fund                           0.60%                 None            0.19%              0.79%
Mid-Cap Opportunity Fund              0.60%                 None            0.25%              0.85%
Small-Cap Opportunity Fund            0.70%                 None            0.22%              0.92%
Intrinsic Value Fund                  0.60%                 None            0.21%              0.81%
Growth and Value Fund                 0.59%(3)              None            0.26%(3)           0.85%(3)
Equity Index Fund                     0.10%                 None            0.22%              0.32%
International Equity Fund             0.80%                 None            0.32%              1.12%

BOND FUNDS:
Intermediate Bond Fund                0.40%                 None            0.21%              0.61%
Bond Fund                             0.40%                 None            0.21%              0.61%
Short Bond Fund                       0.33%(3)              None            0.34%(3)           0.57%(3)
Income Fund                           0.40%                 None            0.22%              0.62%
International Bond Fund               0.44%(3)              None            0.40%(3)           0.84%(3)
High Yield Bond Fund                  0.25%(3)              None            0.72%(3)           0.97%(3)

MUNICIPAL BOND FUNDS:
Municipal Bond Fund                   0.40%                 None            0.20%               .60%
Intermediate Municipal Bond Fund      0.40%                 None            0.19%               .59%
Michigan Municipal Bond Fund          0.34%(3)              None            0.32%(3)            .66%(3)

---------
(1) Other Expenses and Total Operating Expenses for each Fund have been restated to reflect current expenses; and for the Asset Allocation Funds include expenses (including management fees) borne indirectly by them in connection with their investments in the Underlying Funds.

(2) Management Fees After Waivers, Other Expenses and Total Operating Expenses of the Asset Allocation Funds have been calculated based upon certain assumptions, including assumptions about the allocation of each Asset Allocation Fund's assets among the Underlying Funds. Management Fees After Waivers and Other Expenses of the Asset Allocation Funds will differ from the amounts shown depending upon the actual allocation of an Asset Allocation Fund's assets among the Underlying Funds.

(3) Absent fee waivers and/or expense reimbursements, Total Operating Expenses applicable to Class I shares of the Managed Assets Conservative, Managed Assets Balanced, Managed Assets Growth, Growth and Value, Short Bond, International Bond, High Yield Bond and Michigan Municipal Bond Funds would have been 1.01%, 1.11%, 1.46%, 0.86%, 0.59%, 1.10%, 1.42%
    and 0.72% respectively.

Example

Based upon the assumptions in the foregoing chart, an investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
(2) redemption at the end of each period:


                                  1 Year         3 Years       5 Years         10 Years
                                  ------         -------       -------         --------

ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund    $10            $32           $55             $123
Managed Assets Balanced Fund        $10            $32           $55             $123
Managed Assets Growth Fund          $10            $32           N/A              N/A

EQUITY FUNDS:
Equity Income Fund                  $ 7            $22           $39             $ 87
Growth Fund                         $ 8            $25           $44             $ 98
Mid-Cap Opportunity Fund            $ 9            $27           $47             $105
Small-Cap Opportunity Fund          $ 9            $29           $51             $114
Intrinsic Value Fund                $ 8            $26           $45             $100
Growth and Value Fund               $ 9            $27           $47             $105
Equity Index Fund                   $ 3            $10           $18             $ 41
International Equity Fund           $11            $36           $62             $137

BOND FUNDS:
Intermediate Bond Fund              $ 6            $20           $34             $ 76
Bond Fund                           $ 6            $20           $34             $ 76
Short Bond Fund                     $ 6            $18           $32             $ 72
Income Fund                         $ 6            $20           $35             $ 78
International Bond Fund             $ 9            $27           $47             $104
High Yield Bond Fund                $10            $31           N/A              N/A

MUNICIPAL BOND FUNDS:
Municipal Bond Fund                 $ 6            $19           $34             $ 75
Intermediate Municipal Bond Fund    $ 6            $19           $33             $ 74
Michigan Municipal Bond Fund        $ 7            $21           $37             $ 82

               THE AMOUNTS LISTED IN THE EXAMPLES SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. THE MANAGED ASSETS GROWTH FUND AND HIGH YIELD BOND
FUND ARE NEW AND THE ABOVE FIGURES ARE BASED ON ADJUSTMENTS AND/OR EXPENSES EXPECTED TO BE INCURRED DURING THE FUNDS' CURRENT FISCAL YEAR. MOREOVER, WHILE EACH EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.


               Long-term investors in Class B shares of a Fund could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. Investors in the Asset Allocation Funds should recognize that they may invest directly in the Underlying Funds and that by investing in Underlying Funds through the Asset Allocation Funds, an investor may pay more than he or she would otherwise have paid by directly investing in the Underlying Funds. The Investment Adviser, NBD, FNBC, ANB and their affiliates and certain Service Agents and financial institutions may charge their clients fees which are not reflected in the foregoing tables in connection with an investment in the Funds.

                                PEGASUS FUNDS


Asset Allocation Funds

               These Funds offer investors a convenient means of investing in shares of the Underlying Funds in order to achieve a target asset allocation in the Equity, Debt and Cash Equivalent market sectors.

               The Managed Assets Conservative Fund seeks to provide long-term total return; capital appreciation is a secondary consideration.

               The Managed Assets Balanced Fund seeks to achieve long-term total return through a combination of capital appreciation and current income.

               The Managed Assets Growth Fund seeks to achieve long-term total return; current income is a secondary consideration.

Equity Funds

               These Funds will invest principally in common stocks, preferred stocks and convertible securities, including those in the form of depository receipts, as well as warrants to purchase such securities (collectively, "Equity Securities"):

               The Equity Income Fund seeks to provide income; capital appreciation and growth of earnings are secondary, but nonetheless important, goals. In seeking to achieve its objective, this Fund will invest primarily in income-producing Equity Securities of domestic issuers.

               The Growth Fund seeks long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of domestic issuers believed by the Investment Adviser to have above-average growth characteristics.

               The Mid-Cap Opportunity Fund seeks to achieve long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of companies with intermediate market capitalizations.

               The Small-Cap Opportunity Fund seeks long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of companies with small capitalizations.

               The Intrinsic Value Fund seeks to provide long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices.

               The Growth and Value Fund seeks to achieve long-term capital growth, with income a secondary consideration. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of larger companies that are attractively priced relative to their growth potential.

               The Equity Index Fund seeks to provide an investment return which substantially duplicates the price and yield performance of domestically traded common stock in the aggregate, as represented by the Standard & Poor's Composite Stock Price Index (the "S&P 500 Index").

               The International Equity Fund seeks to achieve long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of foreign issuers.

Bond Funds

               These Funds will invest principally in a broad range of debt securities ("Debt Securities"). Debt Securities in which the Bond Funds normally invest include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) corporate, bank and commercial obligations; (iii) securities issued or guaranteed by foreign governments, their agencies or instrumentalities; (iv) securities issued by supranational banks; (v) mortgage backed securities; (vi) securities representing interests in pools of assets; and (vii) variable-rate bonds, zero coupon bonds, debentures, and various types of demand instruments. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may include mortgage backed securities, as well as "stripped securities" (both interest-only and principal-only) and custodial receipts for Treasury securities:

               The Intermediate Bond Fund seeks to maximize total rate of return while providing relative stability of principal by investing predominantly in intermediate-term Debt Securities. While the Fund may purchase securities with maturities or average lives of up to 15 years, during normal market conditions, its average portfolio maturity is expected to be between 3 and 6 years.

               The Bond Fund seeks to maximize total rate of return by investing predominantly in intermediate and long-term Debt Securities. During normal market conditions, the Fund's average weighted portfolio maturity is expected to be between 6 and 12 years.

               The Short Bond Fund seeks to maximize total rate of return while providing relative stability of principal. While the Fund may purchase Debt Securities with maturities or average lives of up to 10 years, during normal market conditions, its average weighted portfolio maturity will be limited to a maximum of 3 years.

               The Income Fund seeks to provide as high a level of current income as is consistent with relative stability of principal. In seeking to achieve its objective, this Fund will invest primarily in a portfolio of U.S. dollar denominated investment grade Debt Securities of domestic and foreign issuers which, under normal market conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.

               The International Bond Fund seeks both long-term capital appreciation and current income. In seeking to achieve its objective, the Fund will invest primarily in investment grade Debt Securities of foreign issuers.


               The High Yield Bond Fund seeks high current income. In seeking to achieve its objective, the Fund will invest primarily in a diversified portfolio of fixed income securities which, under normal market conditions, are expected to be lower-rated corporate debt obligations or unrated obligations of comparable quality.



Municipal Bond Funds

               These Funds will invest principally in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their respective political subdivisions, agencies (including multi-state agencies), instrumentalities and authorities, the interest from which is, in the opinion of bond counsel for the issuers, exempt from regular federal income tax ("Municipal Obligations"):

               The Municipal Bond Fund seeks to provide as high a level of current income exempt from federal income tax as is consistent with relative stability of principal. In seeking to achieve its objective, this Fund will invest primarily in a portfolio of investment grade Municipal Obligations without regard to maturity.

               The Intermediate Municipal Bond Fund seeks to provide as high a level of current income exempt from federal income tax as is consistent with relative stability of principal. In seeking to achieve its objective, this Fund will invest primarily in a portfolio of investment grade Municipal Obligations which, under normal conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.

               The Michigan Municipal Bond Fund seeks to provide as high a level of current income exempt from federal, and to the extent possible, from State of Michigan income taxes as is consistent with relative stability of principal. In seeking to achieve its objective, this Fund will invest primarily in a portfolio of investment grade debt obligations issued by the State of Michigan, its political subdivisions, municipalities, corporations and authorities, and certain territories and possessions of the United States; the interest on which is, in the opinion of bond counsel to the issuers, exempt from federal and State of Michigan income taxes ("Michigan Municipal Obligations") without regard to maturity.


                                  BACKGROUND

               Shares of each of the Funds have been classified into three separate classes of shares - Class A shares, Class B shares and Class I shares. Each share represents an equal proportionate interest in the related Fund.

                             FINANCIAL HIGHLIGHTS


               The tables below provide supplementary information to the Funds' financial statements, which are incorporated by reference into their Statement of Additional Information and set forth certain information concerning the historic investment results of Fund shares. They present a per share analysis of how each Fund's net asset value has changed during the periods presented. The tables for periods prior to December 31, 1995 with respect to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Income, International Bond, Municipal Bond and Intermediate Municipal Bond Funds have been derived from the financial statements which have been audited by Ernst & Young LLP, such Funds' prior independent auditors, whose report dated February 23, 1996 expressed an unqualified opinion on such financial statements. The tables for all Funds for the fiscal year ended December 31, 1996, and for periods prior to December 31, 1995 with respect to the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond and Michigan Municipal Bond Funds, have been derived from such Funds' financial statements which have been audited by Arthur Andersen LLP, the Trust's independent auditors, whose report thereon is incorporated by reference into the Statement of Additional Information along with the financial statements. The financial data included in these tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. The table for the Managed Assets Growth Fund for the period ended March 31, 1997 is unaudited and has been derived from the financial statements and notes thereto included in the Statement of Additional Information. Further information about the performance of the Funds is available in the annual report to shareholders. The Statement of Additional Information and the annual report to shareholders may be obtained from the Trust free of charge by calling (800) 688-3350.

For a Share Outstanding Throughout the Period



                               Net
                               Realized       Distri-      Distri-
         Net Asset             and Unreal-    butions      butions
         Value      Net        ized Gains     from Net     from        Total       Conversion
         Beginning  Investment (Losses) on    Investment   Realized    Distri-     to Class A
         of Period  Income     Investments    Income       Gains       butions     Shares
         ---------  ------     -----------    ------       -----       -------     ------
Managed Assets Conservative Fund
Class A Shares
1996      $14.54      0.56         0.89         (0.56)        (0.09)    (0.65)     ---
1995      $12.13      0.64         2.48         (0.68)        (0.03)    (0.71)     ---
1994      $13.11      0.73        (0.98)        (0.72)        (0.01)    (0.73)     ---
1993      $12.68      0.72         0.61         (0.72)        (0.18)    (0.90)     ---
1992      $12.56      0.79         0.26         (0.77)        (0.16)    (0.93)     ---
1991      $10.79      0.83         1.77         (0.83)         ---      (0.83)     ---
1990      $11.54      0.86        (0.54)        (0.88)        (0.19)    (1.07)     ---
1989      $10.66      0.88         1.10         (0.89)        (0.21)    (1.10)     ---
1988      $ 9.73      0.78         0.92         (0.74)        (0.03)    (0.77)     ---
1987      $10.75      0.70        (0.85)        (0.77)        (0.10)    (0.87)     ---



                                                                              Ratio
                                                                              of Net
                                                             Ratio of         Investment
                                                 Ratio of    Expenses         Income
                                                 Net         to Average       to Average
                        Net Assets   Ratio of    Investment  Net Assets       Net Assets
Net Asset               End of       Expenses    Income      (Excluding Fee   (Excluding Fee     Portfolio    Average
Value End   Total       Period       to Average  to Average  Waivers and      Waivers and        Turnover     Commission
of Period   Return(a)   (000)        Net Assets  Net Assets  Reimbursements)  Reimbursements)    Rate         Rate
---------   ---------   -----        ----------  ----------  ---------------  ---------------    ---------    ----------
$15.34      10.11%     $69,301       1.18%         3.64%          1.33%            3.49%          63.41%     $0.05
$14.54      26.40%     $51,997       1.17%         4.88%          1.54%            4.51%           8.23%     ---
$12.13      (1.92)%    $44,367       0.63%         5.77%          1.67%            4.73%          28.69%     ---
$13.11      10.70%     $51,586       0.39%         5.54%          1.65%            4.28%          16.40%     ---
$12.68       8.68%     $34,262       0.02%         6.24%          1.88%            4.38%          22.14%     ---
$12.56      24.87%     $14,038         --          7.04%          2.16%            4.88%          26.02%     ---
$10.79       2.94%     $ 8,950         --          7.71%          2.58%            5.13%          29.97%     ---
$11.54      19.08%     $ 7,407         --          7.74%          2.96%            4.78%          49.46%     ---
$10.66      17.78%     $ 5,890         --          7.38%          2.62%            4.76%          15.71%     ---
$ 9.73      (1.73)%    $ 4,989         --          6.61%          2.69%            3.92%          23.99%     ---

---------

(a) Total returns as presented do not include any applicable sales load or redemption charges.





                                    Net Real-
                                    ized and       Distri-     Distri-
           Net Asset                Unrealized     butions     butions
           Value       Net          Gains          from Net    from       Total     Conversion     Net Asset
           Beginning   Investment   (Losses) on    Investment  Realized   Distri-   to Class A     Value End
           of Period   Income       Investments    Income      Gains      butions   Shares         of Period
           ---------   ----------   -----------    ------      --------   -------   ----------     ---------
Managed Assets Conservative Fund (continued)
Class B Shares
1996       $14.56       0.44          0.89           (0.44)        (0.09)   (0.53)     ---           $15.36
1995(a)    $12.42       0.45          2.17           (0.45)        (0.03)   (0.48)     ---           $14.56
1994(b)    $13.05       0.51         (0.91)          (0.54)        (0.01)   (0.55)    (12.10)(c)       ---
Class I Shares
1996       $14.57       0.60          0.89           (0.59)        (0.09)   (0.68)     ---           $15.38
1995(d)    $12.42       0.57          2.18           (0.57)        (0.03)   (0.60)     ---           $14.57



                                                                       Ratio
                                                                       of Net
                                                       Ratio of        Investment
                                                       Expenses        Income
                                        Ratio of       to Average      to Average
              Net Assets  Ratio of      Net Invest-    Net Assets      Net Assets
              End of      Expenses      ment Income    (Excluding Fee  (Excluding Fee     Portfolio      Average
  Total       Period      to Average    to Average     Waivers and     Waivers and        Turnover       Commission
  Return(e)   (000)       Net Assets    Net Assets     Reimbursements) Reimbursements)    Rate           Rate
  ---------   -----       ----------    ----------     --------------- ---------------    ---------      ----------
  9.26%     $5,736         1.93%          2.89%            2.07%          2.75%          63.41%        $0.05
 21.42%++   $2,175         1.92%+         3.89%+           2.12%+         3.70%+          8.23%++       ---
(3.13)%++     ---          1.21%+         4.10%+           2.17%+         3.14%+         28.69%++       ---

 10.43%     $1,501         0.93%          3.89%            1.19%          3.63%          63.41%        $0.05
 22.55%++   $1,294         0.77%+         5.12%+           1.22%+         4.66%+          8.23%++       ---

---------
(a) For the period March 3, 1995 (re-offering date of Class B Shares) through December 31, 1995.
(b) For the period February 8, 1994 (initial offering date of Class B Shares) through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.
(c) On December 2, 1994, the Fund terminated the offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.
(d) For the period March 3, 1995 (initial offering date of Class I Shares) through December 31, 1995.
(e) Total returns as presented to not include any applicable sales load or redemption charges.
+    Annualized.
++   Not annualized.





                                  Net Real-
                                  ized and       Distri-      Distri-
           Net Asset              Unrealized     butions      butions
           Value       Net        Gains          from Net     from       Total       Net Asset
           Beginning   Investment (Losses) on    Investment   Realized   Distri-     Value End   Total
           of Period   Income     Investments    Income       Gains      butions     of Period   Return(b)
           ---------   ------     -----------    ----------   --------   -------     ---------   ---------
Managed Assets Balanced Fund
Class A Shares
1996       $11.24      0.35         1.06         (0.34)     (0.68)      (1.02)       $11.63       12.99%
1995       $ 9.53      0.35         1.83         (0.35)     (0.12)      (0.47)       $11.24       23.18%
1994       $10.00      0.28        (0.48)        (0.27)      ----       (0.27)       $ 9.53       (1.95)%
Class B Shares
1996(a)    $12.16      0.08         0.81         (0.07)     (0.17)      (0.24)       $12.81        7.30%++
Class I Shares
1996       $11.24      0.39         1.02         (0.38)     (0.68)      (1.06)       $11.59       13.04%
1995       $ 9.53      0.35         1.83         (0.35)     (0.12)      (0.47)       $11.24       23.18%
1994       $10.00      0.28        (0.48)        (0.27)      ----       (0.27)       $ 9.53       (1.95)%


                                                           Ratio
                                                           of Net
                                         Ratio of          Investment
                           Ratio of      Expenses          Income
                           Net           to Average        to Average
 Net Assets   Ratio of     Investment    Net Assets        Net Assets
  End of      Expenses     Income        (Excluding Fee    (Excluding Fee    Portfolio  Average
  Period      to Average   to Average    Waivers and       Waivers and       Turnover   Commission
  (000)       Net Assets   Net Assets    Reimbursements)   Reimbursements)   Rate       Rate
  -----       ----------   ----------    ---------------   ---------------   ---------  ----------
$ 26,775      1.09%         3.13%          1.16%              3.06%           50.50%     $0.07
$  9,986      0.91%         3.40%          1.09%              3.22%           31.76%     ----
$  8,168      0.85%         3.41%          1.56%              2.70%           37.49%     ----

$  1,890      1.96%+        1.35%+         2.03%+             1.28%+          50.50%     $0.07+

$101,596      0.94%         3.28%          1.01%              3.21%           50.05%     $0.07
$ 83,638      0.91%         3.40%          1.09%              3.22%           31.76%     ----
$ 45,999      0.85%         3.41%          1.56%              2.70%           37.49%     ----

---------

(a) For the period August 24, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
 +      Annualized.
++      Not annualized.






                                     Net Real-
                                     ized and       Distri-      Distri-
           Net Asset                 Unrealized     butions      butions
           Value         Net         Gains          from Net     from       Total       Net Asset
           Beginning     Investment  (Losses) on    Investment   Realized   Distri-     Value End    Total
           of Period     Income      Investments    Income       Gains      butions     of Period    Return(c)
           ---------     ----------  -----------    ----------   --------   -------     ---------    ---------
Managed Assets Growth Fund
Class A Shares
1997(a)       $10.08       0.05          (0.10)        (0.05)        --      (0.05)     $ 9.97       (2.12)%+
1996(b)       $10.00        --            0.08           --          --        --       $10.08        0.80%++
Class B Shares
1997(a)       $ 9.99       0.03          (0.12)        (0.05)        --      (0.05)     $ 9.86       (3.40)%+
1996(b)       $10.00         --          (0.01)          --          --        --       $ 9.99       (0.10)%++
Class I Shares
1997(a)       $10.13       0.09          (0.15)        (0.06)        --      (0.06)     $10.01       (2.40)%+
1996(b)       $10.00         --           0.13           --          --       --        $10.13        1.30%++



                                                         Ratio
                                                         of Net
                                       Ratio of          Investment
                           Ratio of    Expenses          Income
                           Net         to Average        to Average
 Net Assets   Ratio of     Investment  Net Assets        Net Assets
 End of       Expenses     Income      (Excluding Fee    (Excluding Fee   Portfolio     Average
 Period       to Average   to Average  Waivers and       Waivers and      Turnover      Commission
 (000)        Net Assets   Net Assets  Reimbursements)   Reimbursements)  Rate          Rate
 -----        ----------   ----------   ---------------  ---------------  ---------     ----------
  $825         1.20%+       4.31%+         1.71%+          3.80%+         0.00%         $0.00
  $ 75         1.20%+      (0.45)%+       (3.50)%+        (2.75)%+        0.00%         $0.00

  $736         1.95%+       4.33%+         2.46%+          3.82%+         0.00%         $0.00
  $ 17         1.95%+      (1.20)%+       (4.25)%+        (3.50)%+        0.00%         $0.00

  $622         0.95%+       4.33%+         1.46%+          3.82%+         0.00%         $0.00
  $594         0.95%+       0.20%+        (3.25)%+        (2.50)%+        0.00%         $0.00


---------

(a)     For the period  January 1, 1997 through March 31, 1997 (unaudited).
(b) For the period December 17, 1996 (commencement of operations) through December 31, 1996.
(c) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.
++      Not annualized.




                                         Net                          Distri-
                                         Realized and   Distri-       butions        Distri-
             Net Asset                   Unrealized     butions       in Excess      butions
             Value         Net           Gains          from Net      of Net         from         Total      Net Asset
             Beginning     Investment    (Losses) on    Investment    Investment     Realized     Distri-    Value End
             of Period     Income        Investments    Income        Income         Gains        butions    of Period
             ---------     ----------    ------------   ----------    ----------     --------     -------    ---------
Equity Income Fund
Class A Shares
1996         $12.22          0.39             1.90       (0.38)          --          (0.84)       (1.22)       $13.29
1995(a)      $10.00          0.36             2.57       (0.36)       (0.01)         (0.34)       (0.71)       $12.22
Class B Shares
1996         $12.22          0.30             1.88       (0.28)          --          (0.84)       (1.12)       $13.28
1995(a)      $10.00          0.29             2.56       (0.29)          --          (0.34)       (0.63)       $12.22
Class I Shares
1996         $12.21          0.45             1.87       (0.44)          --          (0.84)       (1.28)       $13.25
1995(a)      $10.00          0.42             2.55       (0.42)          --          (0.34)       (0.76)       $12.21




                                                                         Ratio
                                                                         of Net
                                                        Ratio of         Investment
                                        Ratio of        Expenses         Income
                                        Net             to Average       to Average
              Net Assets  Ratio of      Investment      Net Assets       Net Assets
              End of      Expenses      Income          (Excluding Fee   (Excluding Fee   Portfolio     Average
Total         Period      to Average    to Average      Waivers and      Waivers and      Turnover      Commission
Return(b)     (000)       Net Assets    Net Assets      Reimbursements)  Reimbursements)  Rate          Rate
---------     ----------  ----------    ----------      ---------------  ---------------  ---------     ----------
 19.29%       $ 12,936     0.91%          3.29%            0.95%             3.25%        61.41%         $0.04
 29.78%++     $  2,873     1.11%+         3.33%+           1.44%+            2.99%+       44.07%++          --

 18.28%       $  1,885     1.66%          2.54%            1.81%             2.39%        61.41%         $0.04
 28.97%++     $    593     1.90%+         2.65%+           2.65%+            1.90%+       44.07%++          --

 19.58%       $314,649     0.66%          3.54%            0.74%             3.46%        61.41%         $0.04
 30.27%++     $283,927     0.65%+         4.08%+           0.77%+            3.96%+       44.07%++          --

---------

(a) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.
++      Not annualized.





                                    Net Real-
                                    ized and       Distri-        Distri-
           Net Asset                Unrealized     butions        butions
           Value         Net        Gains          from Net       from        Total     Net Asset
           Beginning    Investment  (Losses) on    Investment     Realized    Distri-   Value End   Total
           of Period    Income      Investments    Income         Gains       butions   of Period   Return(b)
           ---------    ------      -----------    ----------     --------    -------   ---------   ---------
Growth Fund
Class A Shares
1996         $11.97      0.05           1.04      (0.06)          (0.36)     (0.42)     $12.64      20.10%
1995(a)      $10.00      0.11           2.86      (0.11)          (0.89)     (1.00)     $11.97      29.98%++
Class B Shares
1996         $11.95     (0.02)          0.99         --           (0.36)     (0.36)     $12.56      19.04%
1995(a)      $10.00      0.06           2.84      (0.06)          (0.89)     (0.95)     $11.95      29.15%++
Class I Shares
1996         $11.97      0.09           1.02      (0.09)          (0.36)     (0.45)     $12.63      20.36%
1995(a)      $10.00      0.15           2.86      (0.15)          (0.89)     (1.04)     $11.97      30.38%++



                                                             Ratio
                                                             of Net
                                         Ratio of            Investment
                           Ratio of      Expenses            Income
                           Net           to Average          to Average
 Net Assets   Ratio of     Investment    Net Assets          Net Assets
 End of       Expenses     Income        (Excluding Fee      (Excluding Fee     Portfolio     Average
 Period       to Average   to Average    Waivers and         Waivers and        Turnover      Commission
  (000)       Net Assets   Net Assets    Reimbursements)     Reimbursements)    Rate          Rate
  ---------   ----------   ----------    ---------------     ---------------    ---------     ----------
$  23,273       1.04%        0.43%          1.07%               0.40%           61.95%        $0.02
$   4,329       1.21%+       0.86%+         1.39%+              0.68%+         106.02%++        --

$   1,094       1.79%       (0.32)%         1.89%              (0.42)%          61.95%        $0.02
$     268       2.04%+       0.02%+         2.60%+             (0.54)%+        106.02%++        --


$ 533,406       0.79%        0.68%          0.85%               0.62%           61.95%        $0.02
$ 293,944       0.80%+       1.46%+         0.92%+              1.34%+         106.02%++         --

---------

(a) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.
++      Not annualized.


                                     Net                        Distri-
                                     Realized and  Distri-      butions      Distri-
           Net Asset                 Unrealized    butions      in Excess    butions
           Value         Net         Gains         from Net     of Net       from      Total       Net Asset
           Beginning     Investment  (Losses) on   Investment   Investment   Realized  Distri-     Value End
           of Period     Income      Investments   Income       Income       Gains     butions     of Period
           ---------     ----------  -----------   ----------   ----------   --------  -------     ---------

Small-Cap Opportunity Fund
Class A Shares
1996       $12.20       (0.02)        3.02             --          --       (1.50)       (1.50)     $13.70
1995(a)    $10.00        0.02         2.45          (0.02)         --       (0.25)       (0.27)     $12.20
Class B Shares
1996       $12.12       (0.04)        3.00             --          --       (1.50)       (1.50)     $13.58
1995(a)    $10.00       (0.03)        2.40             --          --       (0.25)       (0.25)     $12.12
Class I Shares
1996       $12.19       (0.01)        3.13             --       (0.01)      (1.50)       (1.51)     $13.80
1995(a)    $10.00        0.06         2.44          (0.06)         --       (0.25)       (0.31)     $12.19


                                                                   Ratio
                                                                   of Net
                                                  Ratio of         Investment
                                     Ratio of     Expenses         Income
                                     Net          to Average       to Average
             Net Assets  Ratio of    Investment   Net Assets       Net Assets
             End of      Expenses    Income       (Excluding Fee   (Excluding Fee     Portfolio     Average
Total        Period      to Average  to Average   Waivers and      Waivers and        Turnover      Commission
Return(b)    (000)       Net Assets  Net Assets   Reimbursements)  Reimbursements)    Rate          Rate
---------    ----------  ----------  ----------   ---------------  ---------------    ---------     ----------
24.59%     $  6,697       1.13%        (0.29)%       1.24%       (0.40)%              93.82%       $0.05
24.80%++   $    672       1.25%+        0.19%+       2.56%+      (1.12)%+             38.89%++        --

24.42%     $    110       1.88%        (1.04)%       3.04%       (2.20)%              93.82%       $0.05
23.76%++   $     15       2.00%+       (0.51)%       9.52%+      (8.04)%+             38.89%++        --

25.63%     $125,840       0.88%        (0.04)%       1.02%       (0.18)%              93.82%       $0.05
25.08%++   $ 92,926       0.85%+        0.59%+       1.09%+       0.36%+              38.89%++        --


---------

(a) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.
++      Not annualized.



                                    Net Real-
                                    ized and     Distri-     Distri-    Distribu-
           Net Asset                Unrealized   butions     butions    tions in
           Value         Net        Gains        from Net    from       Excess of  Tax
           Beginning     Investment (Losses) on  Investment  Realized   Realized   Return of
           of Period     Income     Investments  Income      Gains      Gains      Capital
           ---------     ---------- -----------  ----------  --------   --------   ---------
Mid-Cap Opportunity Fund
Class A Shares
1996      $15.15         0.02        3.74          (0.02)     (1.28)       --          --
1995      $13.34         0.06        2.57          (0.06)     (0.76)       --          --
1994      $14.49         0.07       (0.54)         (0.07)     (0.49)    (0.02)      (0.10)
1993      $12.37         0.10        2.87          (0.10)     (0.75)       --          --
1992(a)   $10.95         0.08        1.88          (0.08)     (0.46)       --          --
Class B Shares
1996(b)   $10.00           --        0.79          (0.01)     (1.21)       --          --
Class I Shares
1996      $15.15         0.04        3.74          (0.04)     (1.28)       --          --
1995      $13.34         0.06        2.57          (0.06)     (0.76)       --          --
1994      $14.49         0.07       (0.54)         (0.07)     (0.49)    (0.02)      (0.10)
1993      $12.37         0.10        2.87          (0.10)     (0.75)       --          --
1992      $10.40         0.11        2.43          (0.11)     (0.46)       --          --
1991(c)   $10.00         0.09        0.43          (0.09)     (0.03)       --          --



                                                               Ratio of
                                                               Net
                                     Net Assets   Ratio of     Investment
 Total      Net Asset                End of       Expenses     Income        Portfolio     Average
 Distri-    Value End   Total        Period       to Average   to Average    Turnover      Commission
 butions    of Period   Return(d)    (000)        Net Assets   Net Assets    Rate          Rate
 -------    ---------   ---------    ----------   ----------   ----------    ---------     ----------
 (1.30)     $17.61     24.91%        $ 91,516        0.93%        0.12%       34.87%        $0.04
 (0.82)     $15.15     19.88%        $ 71,858        0.89%        0.37%       53.55%           --
 (0.68)     $13.34     (3.27)%       $ 64,326        0.90%        0.53%       37.51%           --
 (0.85)     $14.49     24.01%        $ 53,977        0.86%        0.71%       33.99%           --
 (0.54)     $12.37     27.93%        $  5,111        0.85%+       1.05%+      34.44%+          --

 (1.22)     $ 9.57      7.94%++      $    154        1.81%+      (0.59)%+     34.87%        $0.04

 (1.32)     $17.61     25.03%        $677,608        0.81%        0.24%       34.87%        $0.04
 (0.82)     $15.15     19.88%        $579,094        0.89%        0.37%       53.55%           --
 (0.68)     $13.34     (3.27)%       $460,673        0.90%        0.53%       37.51%           --
 (0.85)     $14.49     24.01%        $311,688        0.86%        0.71%       33.99%           --
 (0.57)     $12.37     24.56%        $161,312        0.84%        1.09%       34.44%           --
 (0.12)     $10.40      8.92%+       $108,046        0.84%+       1.56%+       2.92%           --

---------

(a) For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.
(b) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(c)     For the period June 1, 1991 (commencement of operations) to December
        31, 1991.
(d) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.
++      Not annualized.


                                      Net Real-
                                      ized and       Distri-       Distri-
           Net Asset                  Unrealized     butions       butions
           Value         Net          Gains          from Net      from           Total
           Beginning     Investment   (Losses) on    Investment    Realized       Distri-
           of Period     Income       Investments    Income        Gains          butions
           ---------     ----------   -----------    ----------    --------       -------
Intrinsic Value Fund
Class A Shares
1996      $11.89          0.28            2.50         (0.28)        (0.69)       (0.97)
1995      $10.48          0.29            2.24         (0.30)        (0.82)       (1.12)
1994      $11.05          0.31           (0.38)        (0.30)        (0.20)       (0.50)
1993      $10.40          0.29            1.23         (0.28)        (0.59)       (0.87)
1992(a)   $10.70          0.22            0.33         (0.21)        (0.64)       (0.85)
Class B Shares
1996(b)   $10.00          0.04            0.79         (0.06)        (0.59)       (0.65)
Class I Shares
1996      $11.89          0.29            2.51         (0.29)        (0.69)       (0.98)
1995      $10.48          0.29            2.24         (0.30)        (0.82)       (1.12)
1994      $11.05          0.31           (0.38)        (0.30)        (0.20)       (0.50)
1993      $10.40          0.29            1.23         (0.28)        (0.59)       (0.87)
1992      $ 9.89          0.29            1.14         (0.28)        (0.64)       (0.92)
1991(c)   $10.00          0.17           (0.02)        (0.17)        (0.09)       (0.26)




                                                  Ratio of
                                                  Net
                         Net Assets  Ratio of     Investment
 Net Asset               End of      Expenses     Income         Portfolio     Average
 Value End   Total       Period      to Average   to Average     Turnover      Commission
 of Period   Return(d)   (000)       Net Assets   Net Assets     Rate          Rate
 ---------   ---------   ----------  ----------   ----------     ---------     ----------
 $13.70      23.79%      $ 22,370      0.94%        2.16%         34.24%        $0.04
 $11.89      24.38%      $ 17,858      0.91%        2.49%         45.55%          --
 $10.48      (0.60)%     $ 15,730      0.91%        2.92%         58.62%          --
 $11.05      14.71%      $ 14,098      0.86%        2.67%         63.90%          --
 $10.40       6.82%      $  4,729      0.85%+       3.12%+        48.52%+         --

 $10.18       8.31%++    $    182      1.81%+       0.25%+        34.24%+       $0.04

 $13.71      23.99%      $357,360      0.83%        2.27%         34.24%        $0.04
 $11.89      24.38%      $238,027      0.91%        2.49%         45.55%          --
 $10.48      (0.60)%     $204,298      0.91%        2.92%         58.62%          --
 $11.05      14.71%      $178,457      0.86%        2.67%         63.90%          --
 $10.40      14.56%      $102,532      0.84%        2.78%         48.52%          --
 $ 9.89       2.70%+     $ 77,450      0.84%+       3.03%+         1.80%          --

---------

(a) For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.
(b) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(c) For the period June 1, 1991 (commencement of operations) through December 31, 1991.
(d) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.
++      Not annualized.

                                     Net Real-
                                     ized and       Distri-        Distri-      Distribu-
           Net Asset                 Unrealized     butions        butions      tions in
           Value         Net         Gains          from Net       from         Excess of     Tax
           Beginning     Investment  (Losses) on    Investment     Realized     Realized      Return of
           of Period     Income      Investments    Income         Gains        Gains         Capital
           ---------     ----------  -----------    ----------     --------     --------      ---------

Growth and Value Fund
Class A Shares
1996      $13.16         0.16           2.37         (0.16)         (1.41)        --             --
1995      $10.67         0.21           2.76         (0.22)         (0.26)        --             --
1994      $11.16         0.23          (0.17)        (0.21)         (0.30)     (0.01)         (0.03)
1993      $10.51         0.20           1.24         (0.20)         (0.59)        --             --
1992(a)   $10.16         0.17           0.45         (0.17)         (0.10)        --             --
Class B Shares
1996(b)   $10.00         0.01           0.62         (0.03)         (1.28)        --             --
Class I Shares
1996      $13.16         0.18           2.36         (0.17)         (1.41)        --             --
1995      $10.67         0.21           2.76         (0.22)         (0.26)        --             --
1994      $11.16         0.23          (0.17)        (0.21)         (0.30)     (0.01)         (0.03)
1993      $10.51         0.20           1.24         (0.20)         (0.59)        --             --
1992      $ 9.86         0.22           0.75         (0.22)         (0.10)        --             --
1991(c)   $10.00         0.14          (0.14)        (0.14)            --         --             --




                                                               Ratio of
                                                               Net
                                    Net Assets    Ratio of     Investment
Total     Net Asset                 End of        Expenses     Income        Portfolio    Average
Distri-   Value End    Total        Period        to Average   to Average    Turnover     Commission
butions   of Period   Return(d)     (000)         Net Assets   Net Assets    Rate         Rate
-------   ---------   ---------     ----------    ----------   ----------    ---------    ----------
 (1.57)     $14.12      19.24%       $ 59,027     0.91%         1.17%        43.21%       $0.04
 (0.48)     $13.16      28.04%       $ 49,872     0.84%         1.73%        26.80%          --
 (0.55)     $10.67       0.55%       $ 42,274     0.84%         2.07%        28.04%          --
 (0.79)     $11.16      13.79%       $ 29,467     0.83%         1.84%        42.31%          --
 (0.27)     $10.51       8.19%       $  4,338     0.83%+        2.49%+       16.28%+         --

 (1.31)      $9.32       6.10%++     $    183     1.80%+        0.25%+       43.21%+      $0.04

 (1.58)     $14.12      19.35%       $733,632     0.80%         1.28%        43.21%       $0.04
 (0.48)     $13.16      28.04%       $687,295     0.84%         1.73%        26.80%          --
 (0.55)     $10.67       0.55%       $529,097     0.84%         2.07%        28.04%          --
 (0.79)     $11.16      13.79%       $400,168     0.83%         1.84%        42.31%          --
 (0.32)     $10.51       9.87%       $283,007     0.83%         2.20%        16.28%          --
 (0.14)     $ 9.86       0.17%+      $238,086     0.85%+        2.65%+        0.94%          --

---------

(a) For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.
(b) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(c) For the period June 1, 1991 (commencement of operations) through December 31, 1991.
(d) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.
++      Not annualized.



                                   Net Real-
                                   ized and       Distri-      Distri-       Distri-
           Net Asset               Unrealized     butions      butions       butions in
           Value       Net         Gains          from Net     from          Excess of       Total
           Beginning   Investment  (Losses) on    Investment   Realized      Realized        Distri-
           of Period   Income      Investments    Income       Gains         Gains           butions
           ---------   ----------  -----------    ----------   --------      ----------      -------
Equity Index Fund
Class A Shares
1996     $14.15         0.30        2.85          (0.29)        (0.26)           --         (0.55)
1995     $10.65         0.30        3.65          (0.31)        (0.14)           --         (0.45)
1994     $11.15         0.31       (0.20)         (0.30)        (0.23)        (0.08)        (0.61)
1993     $10.52         0.28        0.75          (0.27)        (0.13)           --         (0.40)
1992(a)  $10.00         0.12        0.52          (0.12)           --            --         (0.12)
Class B Shares
1996(b)  $10.00         0.05        0.76          (0.06)        (0.25)           --         (0.31)
Class I Shares
1996     $14.15         0.31        2.85          (0.30)        (0.26)           --         (0.56)
1995     $10.65         0.30        3.65          (0.31)        (0.14)           --         (0.45)
1994     $11.15         0.31       (0.20)         (0.30)        (0.23)        (0.08)        (0.61)
1993     $10.52         0.28        0.75          (0.27)        (0.13)           --         (0.40)
1992(a)  $10.00         0.12        0.52          (0.12)           --            --         (0.12)


                                                 Ratio of
                                                 Net
                       Net Assets   Ratio of     Investment
Net Asset              End of       Expenses     Income        Portfolio     Average
Value End   Total      Period       to Average   to Average    Turnover      Commission
of Period   Return(c)  (000)        Net Assets   Net Assets    Rate          Rate
---------   ---------  ----------   ----------   ----------    ---------     ----------
$16.75      22.49%    $ 35,336       0.37%         1.89%       12.25%       $0.03
$14.15      37.35%    $  4,007       0.15%         2.39%       10.66%          --
$10.65       1.02%    $  1,197       0.17%         2.71%       24.15%          --
$11.15       9.77%    $    960       0.20%         2.59%       16.01%          --
$10.52      13.61%+   $    151       0.22%+        2.71%+       0.50%++        --

$10.50       8.09%++  $    113       1.29%+        0.57%+      12.25%+      $0.03

$16.75      22.58%    $834,368       0.21%         2.05%       12.25%       $0.03
$14.15      37.35%    $524,195       0.15%         2.39%       10.66%          --
$10.65       1.02%    $339,611       0.17%         2.71%       24.15%          --
$11.15       9.77%    $324,369       0.20%         2.59%       16.01%          --
$10.52      13.61%+   $241,907       0.22%+        2.71%+       0.50%++        --

---------

(a)     For the period July 10, 1992 (inception) through December 31, 1992.
(b) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(c) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.
++      Not annualized.



                                     Net
                                     Realized and    Distri-
           Net Asset                 Unrealized      butions
           Value         Net         Gains           from Net      Total       Net Asset
           Beginning     Investment  (Losses) on     Investment    Distri-     Value End   Total
           of Period     Income      Investments     Income        butions     of Period   Return(c)
           ---------     ----------  -----------     ----------    -------     ---------   ---------
International Equity Fund
Class A Shares
1996       $11.05        0.10           0.72          (0.10)        (0.10)      $11.77      7.50%
1995       $10.01        0.10           1.05          (0.11)        (0.11)      $11.05     11.47%
Class B Shares
1996(a)    $10.84        0.04           0.24          (0.04)        (0.04)      $11.08      2.62%++
Class I Shares
1996       $11.05        0.11           0.74          (0.11)        (0.11)      $11.79      7.79%
1995       $10.01        0.10           1.05          (0.11)        (0.11)      $11.05     11.47%
1994(b)    $10.00        0.01            --            --           --          $10.01      1.26%+



                                     Ratio of         Ratio of Net
                        Ratio of     Expenses         Investment
                        Net          to Average       Income to Average
 Net Assets Ratio of    Investment   Net Assets       Net Assets
 End of     Expenses    Income       (Excluding Fee   (Excluding Fee     Portfolio     Average
 Period     to Average  to Average   Waivers and      Waivers and        Turnover      Commission
 (000)      Net Assets  Net Assets   Reimbursements)  Reimbursements)    Rate          Rate
 -----      ----------  ----------   ---------------  -----------------  ---------     ----------
 $ 10,836   1.23%        0.88%         1.23%             0.88%            6.37%         $0.07
 $    988   1.16%        1.43%         1.24%             1.35%            2.09%           --

 $  1,131   2.05%+       0.75%+        2.05%+            0.75%+           6.37%+        $0.07

 $389,997   1.10%        1.01%         1.10%             1.01%            6.37%         $0.07
 $106,300   1.16%        1.43%         1.24%             1.35%            2.09%           --
 $ 36,545   1.15%+       1.18%+        1.92%+            0.41%+           0.30%++         --

---------

(a) For the period August 24, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(b) For the period December 3, 1994 (commencement of operations) through December 31, 1994.
(c) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.
++      Not annualized.




                                      Net
                                      Realized and   Distri-       Distri-
           Net Asset                  Unrealized     butions       butions
           Value         Net          Gains          from Net      from       Total
           Beginning     Investment   (Losses) on    Investment    Realized   Distri-
           of Period     Income       Investments    Income        Gains      butions
           ---------     ----------   ------------   ----------    --------   -------
Intermediate Bond Fund
Class A Shares
1996      $10.37          0.64        (0.07)          (0.65)          --       (0.65)
1995      $ 9.21          0.59         1.16           (0.59)          --       (0.59)
1994      $10.41          0.56        (1.20)          (0.55)         (0.01)    (0.56)
1993      $10.28          0.59         0.26           (0.59)          0.13     (0.72)
1992(a)   $10.32          0.49         0.13           (0.49)         (0.17)    (0.66)
Class B Shares
1996(b)   $10.00          0.15         0.20           (0.15)          --       (0.15)
Class I Shares
1996      $10.37          0.64        (0.07)          (0.65)          --       (0.65)
1995      $ 9.21          0.59         1.16           (0.59)          --       (0.59)
1994      $10.41          0.56        (1.20)          (0.55)         (0.01)    (0.56)
1993      $10.28          0.59         0.26           (0.59)         (0.13)    (0.72)
1992      $10.55          0.71        (0.10)          (0.71)         (0.17)    (0.88)
1991(c)   $10.00          0.40         0.57           (0.40)         (0.02)    (0.42)


                                                    Ratio of
                                                    Net
                          Net Assets   Ratio of     Investment
Net Asset                 End of       Expenses     Income         Portfolio
Value End      Total      Period       to Average   to Average     Turnover
of Period      Return(d)  (000)        Net Assets   Net Assets     Rate
---------      ---------  ----------   ----------   ----------     ---------
$10.29          5.65%       $ 18,324      0.79%        6.17%         31.62%
$10.37         19.48%       $ 11,654      0.73%        5.98%         36.47%
$ 9.21         (6.31)%      $ 11,983      0.74%        5.73%         54.60%
$10.41          8.41%       $ 16,491      0.74%        5.44%         92.80%
$10.28         11.17%+      $  4,509      0.75%+       7.04%+        56.30%+

$10.20          3.50%++     $    122      1.60%+       1.52%+        31.62%

$10.29          5.78        $395,105      0.67%        6.29%         31.62%
$10.37         19.48%       $393,656      0.73%        5.98%         36.47%
$ 9.21         (6.31)%      $381,036      0.74%        5.73%         54.60%
$10.41          8.41%       $413,299      0.74%        5.44%         92.80%
$10.28          6.00%       $215,923      0.74%        6.91%         56.30%
$10.55         16.62%+      $130,367      0.75%+       6.59%+         7.38%

---------

(a) For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.
(b) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(c) For the period June 1, 1991 (commencement of operations) through December 31, 1991.
(d) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.
++      Not annualized.


                                     Net Real-
                                     ized and       Distri-      Distri-
           Net Asset                 Unrealized     butions      butions
           Value         Net         Gains          from Net     from      Total
           Beginning     Investment  (Losses) on    Investment   Realized  Distri-
           of Period     Income      Investments    Income       Gains     butions
           ---------     ----------  -----------    ----------   --------  -------
Bond Fund
Class A Shares
1996        $10.45       0.67         (0.18)         (0.67)        --       (0.67)
1995        $ 9.01       0.63          1.45          (0.64)        --       (0.64)
1994        $10.32       0.61         (1.31)         (0.59)       (0.02)    (0.61)
1993        $10.25       0.76          0.38          (0.76)       (0.31)    (1.07)
1992(a)     $10.23       0.56          0.15          (0.56)       (0.13)    (0.69)
Class B Shares
1996(b)     $10.00       0.21          0.27          (0.21)        --       (0.21)
Class I Shares
1996        $10.45       0.68         (0.18)         (0.68)        --       (0.68)
1995        $ 9.01       0.63          1.45          (0.64)        --       (0.64)
1994        $10.32       0.61         (1.31)         (0.59)       (0.02)    (0.61)
1993        $10.25       0.76          0.38          (0.76)       (0.31)    (1.07)
1992        $10.55       0.83         (0.17)         (0.83)       (0.13)    (0.96)
1991(c)     $10.00       0.51          0.57          (0.51)       (0.02)    (0.53)



                                                 Ratio of
                                                 Net
                         Net Assets  Ratio of    Investment
 Net Asset               End of      Expenses    Income         Portfolio
 Value End  Total        Period      to Average  to Average     Turnover
 of Period  Return(d)    (000)       Net Assets  Net Assets     Rate
 ---------  ---------    ----------  ----------  ----------     ---------
$10.27       4.98%       $ 46,977    0.78%         6.59%          24.92%
$10.45      23.75%       $ 31,714    0.74%         6.39%          41.91%
$ 9.01      (6.99)%      $ 32,053    0.74%         6.36%          75.67%
$10.32      11.39%       $ 45,410    0.73%         7.20%         111.52%
$10.25       9.59%+      $  9,392    0.74%+        8.12%+         90.45%+

$10.27       4.81%++     $    280    1.59%+        3.01%+         24.92%+

$10.27       5.08%       $757,627    0.66%         6.71%          24.92%
$10.45      23.75%       $485,851    0.74%         6.39%          41.91%
$ 9.01      (6.99)%      $395,116    0.74%         6.36%          75.67%
$10.32      11.39%       $455,786    0.73%         7.20%         111.52%
$10.25       6.56%       $312,366    0.73%         8.08%          90.45%
$10.55      18.45%+      $237,673    0.75%+        8.44%+          8.19%

---------

(a) For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.
(b) For the period August 24, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(c) For the period June 1, 1991 (commencement of operations) through December 31, 1991.
(d) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.
++      Not annualized.




                                   Net
                                   Realized and  Distri-      Distri-
           Net Asset               Unrealized    butions      butions
           Value       Net         Gains         from Net     from        Total     Net Asset
           Beginning   Investment (Losses) on    Investment   Realized    Distri-   Value End
           of Period   Income      Investments   Income       Gains       butions   of Period
           ---------   ----------  -----------   ----------   --------    -------   ---------
Short Bond Fund
Class A Shares
1996        $10.23       0.55       (0.10)        (0.55)       (0.02)      (0.57)     $10.11
1995        $ 9.84       0.58        0.39         (0.58)        --         (0.58)     $10.23
1994(a)     $10.00       0.17       (0.16)        (0.17)        --         (0.17)     $ 9.84
Class B Shares
1996(b)     $10.00       0.12        0.04         (0.12)       (0.02)      (0.14)     $10.02
Class I Shares
1996        $10.23       0.55       (0.10)        (0.55)       (0.02)      (0.57)     $10.11
1995        $ 9.84       0.58        0.39         (0.58)        --         (0.58)     $10.23
1994(a)     $10.00       0.17       (0.16)        (0.17)        --         (0.17)     $ 9.84



                                                                     Ratio
                                                                     of Net
                                                   Ratio of          Investment
                                     Ratio of      Expenses          Income
                                     Net           to Average        to Average
           Net Assets   Ratio of     Investment    Net Assets        Net Assets
           End of       Expenses     Income        (Excluding Fee    (Excluding Fee   Portfolio
Total      Period       to Average   to Average    Waivers and       Waivers and      Turnover
Return(c)  (000)        Net Assets   Net Assets   Reimbursements)    Reimbursements)  Rate
---------  ----------   ----------   ----------   ---------------    ---------------  ---------
 4.45%    $  1,033        0.80%      5.35%            0.82%             5.33%         109.58%
10.07%    $    766        0.75%      5.74%            0.81%             5.68%          30.94%
 0.21%+   $    308        0.75%+     5.92%+           0.93%+            5.74%+         10.20%++

 2.04%++  $     56        1.57%+     1.47%+           1.59%+            1.45%+        109.58%+

 4.56%    $171,427        0.70%      5.45%            0.72%             5.43%         109.58%
10.07%    $162,571        0.75%      5.74%            0.81%             5.68%          30.94%
 0.21%+   $ 63,931        0.75%+     5.92%+           0.93%+            5.74%+         10.20%++

---------

(a) For the period September 17, 1994 (commencement of operations) through December 31, 1994.
(b) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(c) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.
++      Not annualized.


                                       Net
                                       Realized and    Distri-       Distri-
           Net Asset                   Unrealized      butions       butions
           Value         Net           Gains           from Net      from       Total    Conversion
           Beginning     Investment    (Losses) on     Investment    Realized   Distri-  to Class A
           of Period     Income        Investments     Income        Gains      butions  Shares
           ---------     ----------    -----------     ----------    --------   -------  ----------
Income Fund
Class A Shares
1996       $ 8.18          0.41          (0.25)        (0.40)        (0.10)       (0.50)    --
1995(a)    $ 7.68          0.44           0.72         (0.44)        (0.22)       (0.66)    --
1995       $ 8.25          0.52          (0.57)        (0.52)          --         (0.52)    --
1994(b)    $ 8.36          0.47          (0.09)        (0.47)        (0.02)       (0.49)    --
Class B Shares
1996       $ 8.18          0.45          (0.23)        (0.45)        (0.10)       (0.55)    --
1995(c)    $ 8.13          0.24           0.27         (0.24)        (0.22)       (0.46)    --
1994(d)    $ 8.16          0.40          (0.55)        (0.40)          --         (0.40)  (7.61)(e)
Class I Shares
1996       $ 8.18          0.46          (0.24)        (0.45)        (0.10)       (0.55)    --
1995(a)    $ 7.68          0.47           0.72         (0.47)        (0.22)       (0.69)    --
1995       $ 8.25          0.52          (0.57)        (0.52)          --         (0.52)    --
1994(b)    $ 8.36          0.47          (0.09)        (0.47)        (0.02)       (0.49)    --


                                                                                  Ratio
                                                                                  of Net
                                                                 Ratio of         Investment
                                                    Ratio of     Expenses         Income
                                                    Net          to Average       to Average
                          Net Assets   Ratio of     Investment   Net Assets       Net Assets
 Net Asset                End of       Expenses     Income       (Excluding Fee   (Excluding Fee    Portfolio
 Value End   Total        Period       to Average   to Average   Waivers and      Waivers and       Turnover
 of Period   Return(f)    (000)        Net Assets   Net Assets   Reimbursements)  Reimbursements)   Rate
 ---------   ---------    ----------   ----------   ----------   ---------------  ---------------   ---------
 $ 7.84        2.75%       $  8,798       0.84%        5.75%          0.90%          5.69%           103.93%
 $ 8.18       15.55%++     $  6,095       0.94%+       5.72%+         1.15%+         5.51%+          173.26%++
 $ 7.68       (0.45)%      $     69       0.04%        6.70%          2.78%          3.96%            71.65%
 $ 8.25        5.16%+      $     65         --         5.96%+         3.67%+         2.29%+           26.54%++

 $ 7.85        2.09%       $    502       1.58%        5.01%          1.67%          4.92%           103.93%
 $ 8.18        6.41%++     $    259       1.60%+       5.00%+         1.78%+         4.83%+          173.26%++
  ---         (1.82)%++        --         0.00%        6.48%+         2.58%+         3.90%+           71.65%++

 $ 7.85        3.14%       $187,112       0.57%        6.02%          0.66%          5.93%           103.93%
 $ 8.18       15.90%++     $191,930       0.55%+       6.34%+         0.67%+         6.22%+          173.26%++
 $ 7.68       (0.48)%      $  7,101       0.04%        6.70%          2.78%          3.96%            71.65%
 $ 8.25        5.16%++     $  5,128       0.00%        6.21%+         2.64%+         3.57%+           26.54%++

---------
(a) For the period February 1, 1995 through December 31, 1995. Effective February 1, 1995, the Fund changed its fiscal year end from January 31 to December 31.
(b) For the period March 5, 1993 (commencement of operations) through January 31, 1994.
(c) For the period May 31, 1995 (re-offering date of Class B Shares) through December 31, 1995. Effective February 1, 1995, the Fund changed its fiscal year end from January 31 to December 31.
(d) For the period February 8, 1994 (initial offering date of Class B Shares) through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A Shares.
(e) On December 2, 1994, the Fund terminated the offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.
(f) Total returns as presented do not include any applicable sales load or redemption charges.
+     Annualized.
++    Not annualized.






                                    Net                           Distri-
                                    Realized and     Distri-      butions       Distri-
           Net Asset                Unrealized       butions      in Excess     butions
           Value        Net         Gains            from Net     of Net        from        Total
           Beginning    Investment  (Losses) on      Investment   Investment    Realized    Distri-
           of Period    Income      Investments      Income       Income        Gains       butions
           ---------    ----------  ------------     ----------   ----------    --------    -------
International Bond Fund
Class A Shares

1996       $10.75       0.54            0.04           (0.54)        --           --        (0.54)
1995(a)    $10.00       0.98            1.10           (0.98)       (0.01)      (0.34)      (1.33)
Class B Shares
1996       $10.81       0.47            0.06           (0.47)        --           --        (0.47)
1995(a)    $10.00       0.91            1.16           (0.91)       (0.01)      (0.34)      (1.26)
Class I Shares
1996       $10.81       0.59            0.04           (0.59)        --           --        (0.59)
1995(a)    $10.00       1.02            1.16           (1.02)       (0.01)      (0.34)      (1.37)





                                                                                Ratio
                                                                                of Net
                                                                Ratio of        Investment
                                                  Ratio of      Expenses        Income
                                                  Net           to Average      to Average
                        Net Assets  Ratio of      Investment    Net Assets      Net Assets
  Net Asset             End of      Expenses      Income        (Excluding Fee  (Excluding Fee     Portfolio
  Value End   Total     Period      to Average    to Average    Waivers and      Waivers and       Turnover
  of Period   Return(b) (000)       Net Assets    Net Assets    Reimbursements)  Reimbursements)   Rate
  ---------   --------- ----------  ----------    ----------    ---------------  ---------------   ---------
   $10.79     5.62%      $ 2,006        1.15%         4.74%          1.94%           3.95%          97.82%
   $10.75    21.10%++    $   487        1.33%+        4.91%+         3.65%+          2.59%+         48.03%++

   $10.87     5.01%      $    46        1.90%         3.99%          4.08%           1.81%          97.82%
   $10.81    20.90%++    $     4        2.03%+        4.39%+         8.69%+         (2.28)%+        48.03%++

   $10.85     5.99%      $53,845        0.90%         4.99%          1.40%           4.49%          35.42%
   $10.81    22.13%++    $14,504        0.95%+        5.71%+         1.93%+          4.73%+         48.03%++

---------

(a) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+     Annualized.
++    Not annualized.






                                       Net
                                       Realized and   Distri-        Distri-    Distri-
           Net Asset                   Unrealized     butions        butions    butions in
           Value          Net          Gains          from Net       from       Excess of
           Beginning      Investment   (Losses) on    Investment     Realized   Realized
           of Period      Income       Investments    Income         Gains      Gains
           ---------      ----------   -----------    ----------     --------   ----------
Municipal Bond Fund
Class A Shares
1996          $12.64        0.59         (0.18)         (0.58)        (0.01)      (0.10)
1995(a)       $12.06        0.48          0.82          (0.48)        (0.24)        --
1995          $12.13        0.60         (0.07)         (0.60)          --          --
1994          $13.25        0.63         (0.15)         (0.63)        (0.96)      (0.01)
1993          $12.49        0.70          1.01          (0.70)        (0.25)        --
1992          $12.10        0.76          0.47          (0.76)        (0.08)        --
1991          $11.77        0.81          0.33          (0.81)          --          --
1990          $11.82        0.81          0.28          (0.81)        (0.33)        --
1989(b)       $11.94        0.89         (0.12)         (0.89)          --          --



                                                                                              Ratio
                                                                                              of Net
                                                                             Ratio of         Investment
                                                               Ratio of      Expenses         Income
                                                               Net           to Average       to Average
                                     Net Assets  Ratio of      Investment    Net Assets       Net Assets
 Total      Net Asset                 End of     Expenses      Income        (Excluding Fee   (Excluding Fee    Portfolio
 Distri-    Value End    Total        Period     to Average    to Average    Waivers and      Waivers and       Turnover
 butions    of Period    Return(c)    (000)      Net Assets    Net Assets    Reimbursements)  Reimbursements)   Rate
 -------    ---------    ---------    ---------  ----------    ----------    ---------------  ---------------   ---------
  (0.69)    $12.36      3.36%        $29,352      0.83%        4.54%           0.89%           4.48%             64.51%
  (0.72)    $12.64     10.95%++      $ 7,426      0.89%+       4.57%+          1.04%+          4.43%+            69.31%++
  (0.60)    $12.06      4.45%        $ 6,840      1.98%        5.09%           3.89%           3.18%             60.78%
  (1.60)    $12.13      3.70%        $ 9,234      0.00%        4.85%           1.44%           3.41%            175.06%
  (0.95)    $13.25     14.37%        $11,290      0.00%        5.49%           1.59%           3.90%             88.53%
  (0.84)    $12.49     10.50%        $ 6,591      0.00%        5.99%           2.75%           3.24%             66.28%
  (0.81)    $12.10     10.13%        $ 2,244      0.00%        6.87%           2.75%           4.12%             32.40%
  (1.14)    $11.77      9.39%        $ 1,192      0.00%        6.60%           2.75%           3.85%             85.07%
  (0.89)    $11.82      6.82%+       $   673      0.00%        7.46%+          2.25%+          5.21%+            36.19%++

---------

(a) For the period March 1, 1995 through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.
(b)   From March 1, 1988 (commencement of operations) to February 28, 1989.
(c) Total returns as presented do not include any applicable sales load or redemption charges.
+     Annualized.
++    Not annualized.


                                   Net
                                   Realized and  Distri-       Distri-     Distri-
           Net Asset               Unrealized    butions       butions     butions in
           Value       Net         Gains         from Net      from        Excess of    Total      Conversion
           Beginning   Investment  (Losses) on   Investment    Realized    Realized     Distri-    to Class A
           of Period   Income      Investments   Income        Gains       Gains        butions    Shares
           ---------   ----------  -----------   ----------    --------    ----------   -------    ----------
Municipal Bond Fund (continued)
Class B Shares
1996       $12.65      0.52          (0.21)      (0.49)       (0.01)        (0.10)        (0.60)      --
1995(a)    $12.17      0.34           0.72       (0.34)       (0.24)          --          (0.58)      --
1994(b)    $12.14      0.41          (0.70)      (0.41)         --            --          (0.41)    (11.44)(d)
1994(c)    $12.37      0.03          (0.23)      (0.03)         --            --          (0.03)      --
Class I Shares
1996       $12.63      0.65          (0.20)      (0.61)       (0.01)        (0.10)        (0.72)      --
1995(e)    $12.06      0.52           0.81       (0.52)       (0.24)          --          (0.76)      --
1995(f)    $12.06      0.05            --        (0.05)         --            --          (0.05)      --



                                                                   Ratio             Ratio of
                                                                   of Expenses       Net Investment
                                                    Ratio of Net   to Average        Income to Average
                         Net Assets   Ratio of      Investment     Net Assets        Net Assets
 Net Asset               End of       Expenses      Income         (Excluding Fee    (Excluding Fee       Portfolio
 Value End    Total      Period       to Average    to Average     Waivers and       Waivers and          Turnover
 of Period    Return(g)  (000)        Net Assets    Net Assets     Reimbursements)   Reimbursements)      Rate
 ---------    ---------  ----------   ----------    ------------   ---------------   -----------------    ---------
 $12.36        2.56%      $    672    1.58%           3.79%           1.70%              3.67%              64.51%
 $12.65        8.81%++    $    238    1.66%+          3.61%+          2.04%+             3.23%+             69.31%++
   ---        (4.30)%++       --      3.18%+          4.51%+          5.85%+             1.84%+             60.78%++
 $12.14       (1.64)%++   $      2    0.50%+          4.10%+          2.91%+             1.69%+            175.06%++

 $12.36        3.76%      $338,104    0.58%           4.79%           0.68%              4.69%              64.51%
 $12.63       11.20%++    $240,160    0.54%+          4.95%+          0.67%+             4.81%+             69.31%++
 $12.06        0.39%++    $220,143    0.65%+          5.45%+          0.79%+             5.31%+             60.78%++

---------

(a) For the period April 4, 1995 (re-offering date of Class B Shares) through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.
(b) For the period March 1, 1994 through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A Shares.
(c) For the period February 8, 1994 (initial offering date of Class B Shares) through February 28, 1994.
(d) On December 2, 1994, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.
(e) For the period March 1, 1995 through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.
(f) For the period February 1, 1995 (initial offering date of Class I Shares) to February 28, 1995.
(g) Total returns as presented do not include any applicable sales load or redemption charges.
+     Annualized.
++    Not annualized.






                                      Net
                                      Realized and   Distri-        Distri-
           Net Asset                  Unrealized     butions        butions
           Value           Net        Gains          from Net       from            Total       Net Asset
           Beginning       Investment (Losses) on    Investment     Realized        Distri-     Value End
           of Period       Income     Investments    Income         Gains           butions     of Period
           ---------       ---------- -----------    ----------     --------        -------     ---------
Intermediate Municipal Bond Fund
Class A Shares
1996          $12.25         0.53       (0.09)        (0.51)          (0.08)         (0.59)       $12.10
1995(a)       $11.79         0.44        0.56         (0.44)          (0.10)         (0.54)       $12.25
1995          $12.18         0.55       (0.36)        (0.55)          (0.03)         (0.58)       $11.79
1994          $12.79         0.61        0.01         (0.61)          (0.62)         (1.23)       $12.18
1993          $12.25         0.64        0.68         (0.64)          (0.14)         (0.78)       $12.79
1992          $11.95         0.76        0.37         (0.76)          (0.07)         (0.83)       $12.25
1991          $11.65         0.80        0.31         (0.80)          (0.01)         (0.81)       $11.95
1990          $11.43         0.78        0.22         (0.78)            --           (0.78)       $11.65
1989(b)       $11.46         0.79       (0.03)        (0.79)            --           (0.79)       $11.43



                                                                              Ratio
                                                                              of Net
                                                         Ratio of             Investment
                                         Ratio of        Expenses             Income
                                         Net             to Average           to Average
              Net Assets    Ratio of     Investment      Net Assets           Net Assets
              End of        Expenses     Income          (Excluding Fee       (Excluding Fee     Portfolio
 Total        Period        to Average   to Average      Waivers and          Waivers and        Turnover
 Return(c)    (000)         Net Assets   Net Assets      Reimbursements)      Reimbursements)    Rate
 ---------    ----------    ----------   ----------      ---------------      ---------------    ---------
 3.69%       $ 19,049          0.83%        4.37%             0.88%                4.32%         52.95%
 8.58%++     $ 17,777          0.83%+       4.30%+            0.97%+               4.16%+        44.75%++
 1.64%       $ 17,243          0.29%        4.73%             1.38%                3.64%        128.02%
 4.94%       $ 28,826          0.06%        4.78%             1.27%                3.57%        167.95%
11.26%       $ 27,885          0.00%        5.16%             1.31%                3.85%         63.67%
 9.78%       $ 18,310          0.00%        6.15%             1.72%                4.43%         86.91%
 9.94%       $  7,251          0.00%        6.76%             2.75%                4.01%         12.22%
 9.00%       $  4,582          0.00%        6.62%             2.75%                3.87%         46.68%
 6.82%+      $  2,593          0.00%        6.83%+            2.25%+               4.58%+       101.17%++

---------

(a) For the period March 1, 1995 through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.
(b) For the period March 1, 1988 (commencement of operations) through February 28, 1989.
(c) Total returns as presented do not include any applicable sales load or redemption charges.
 +    Annualized.
++    Not annualized.


                                   Net
                                   Realized and  Distri-      Distri-
         Net Asset                 Unrealized    butions      butions
         Value         Net         Gains         from Net     from       Total     Conversion
         Beginning     Investment  (Losses) on   Investment   Realized   Distri-   to Class A
         of Period     Income      Investments   Income       Gains      butions   Shares
         ---------     ----------  -----------   ----------   --------   -------   ----------
Intermediate Municipal Bond Fund (continued)
Class B Shares
1996      $12.25       0.44         (0.09)         (0.42)      (0.08)    (0.50)        --
1995(a)   $11.80       0.37          0.55          (0.37)      (0.10)    (0.47)        --
1995(b)   $11.57       0.04          0.23          (0.04)        --      (0.04)        --
1994(c)   $12.18       0.37         (0.72)         (0.37)      (0.03)    (0.40)      (11.43)(d)
1994(e)   $12.32       0.03         (0.14)         (0.03)        --      (0.03)        --
Class I Shares
1996      $12.25       0.56         (0.08)         (0.54)      (0.08)    (0.62)        --
1995(a)   $11.80       0.47          0.55          (0.47)      (0.10)    (0.57)        --
1995(f)   $11.57       0.04          0.23          (0.04)        --      (0.04)        --



                                                                               Ratio
                                                                               of Net
                                                             Ratio of          Investment
                                                Ratio of     Expenses          Income
                                                Net          to Average        to Average
                        Net Assets   Ratio of   Investment   Net Assets        Net Assets
Net Asset               End of       Income     Income       (Excluding Fee    (Excluding Fee     Portfolio
Value End   Total       Period       to Average to Average   Waivers and       Waivers and        Turnover
of Period   Return(g)   (000)        Net Assets Net Assets   Reimbursements)   Reimbursements)    Rate
---------   ---------   ----------   ---------- ----------   ---------------   ---------------    ---------
$12.10        2.90%       $    611      1.58%     3.62%        1.68%             3.52%              52.95%
$12.25        7.75%++     $    341      1.71%+    3.36%+       2.01%+            3.06%+             44.75%++
$11.80        2.30%++     $      6      1.36%+    3.72%+       1.64%+            3.44%+            128.02%++
  --         (2.98)%++      --          0.76%+    4.03%+       2.00%+            2.79%+            128.02%++
$12.18       (0.93)%++    $     12      0.75%+    1.68%+       3.00%+           (0.57)%+           167.95%++

$12.11        4.05%       $373,970      0.58%     4.62%        0.64%             4.56%              52.95%
$12.25        8.76%++     $373,753      0.55%+    4.78%+       0.68%+            4.65%+             44.75%++
$11.80        2.37%++     $365,801      0.50%+    4.79%+       0.60%+            4.69%+            128.02%++

---------

(a) For the period March 1, 1995 through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.
(b) For the period January 30, 1995 (re-offering date of Class B Shares) through February 28, 1995.
(c) For the period March 1, 1994 through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A Shares.
(d) For the period March 1, 1994 through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A Shares.
(e) For the period February 8, 1994 (initial offering date of Class B Shares) through February 28, 1994.
(f) For the period February 1, 1995 (initial offering date of Class I Shares) through February 28, 1995.
(g) Total returns as presented do not include any applicable sales load or redemption charges.
+   Annualized.
++  Not annualized.



                                     Net
                                     Realized and   Distri-      Distri-
           Net Asset                 Unrealized     butions      butions
           Value         Net         Gains          from Net     from        Total        Net Asset
           Beginning     Investment  (Losses) on    Investment   Realized    Distri-      Value End
           of Period     Income      Investments    Income       Gains       butions      of Period
           ---------     ----------  -----------    ----------   --------    -------      ---------
Michigan Municipal Bond Fund
Class A Shares
1996       $10.60         0.48         (0.14)          (0.46)        --      (0.46)         $10.48
1995       $ 9.54         0.48          1.06           (0.48)        --      (0.48)         $10.60
1994       $10.60         0.50         (1.06)          (0.50)        --      (0.50)         $ 9.54
1993(a)    $10.00         0.44          0.59           (0.43)        --      (0.43)         $10.60
Class B Shares
1996(b)    $10.00         0.07          0.17           (0.06)        --      (0.06)         $10.18
Class I Shares
1996       $10.60         0.49         (0.14)          (0.47)        --      (0.47)         $10.48
1995       $ 9.54         0.48          1.06           (0.48)        --      (0.48)         $10.60
1994       $10.60         0.50         (1.06)          (0.50)        --      (0.50)         $ 9.54
1993(a)    $10.00         0.44          0.59           (0.43)        --      (0.43)         $10.60



                                                                         Ratio
                                                                         of Net
                                                        Ratio of         Investment
                                          Ratio of      Expenses         Income
                                          Net           to Average       to Average
             Net Assets    Ratio of       Investment    Net Assets       Net Assets
             End of        Expenses       Income        (Excluding Fee   (Excluding Fee     Portfolio
 Total       Period        to Average     to Average    Waivers and      Waivers and        Turnover
 Return(c)   (000)         Net Assets     Net Assets    Reimbursements)  Reimbursements)    Rate
 ---------   ----------    ----------     ----------    ---------------  ---------------    ---------
   3.32%     $ 18,575         0.88%        4.57%            0.96%          4.49%              24.49%
  16.49%     $ 21,034         0.79%        4.71%            1.04%          4.46%              26.97%
  (5.42)%    $ 21,106         0.53%        5.01%            1.05%          4.49%              25.93%
  11.50%+    $ 26,342         0.19%+       5.12%+           1.21%+         4.10%+             41.70%++

   2.45%++   $    110         1.69%+       2.01%+           1.77%+         1.93%+             24.49%+

   3.44%     $ 41,909         0.77%        4.68%            0.85%          4.60%              24.49%
  16.49%     $ 32,419         0.79%        4.71%            1.04%          4.46%              26.97%
  (5.42)%    $ 24,157         0.53%        5.01%            1.05%          4.49%              25.93%
  11.50%+    $ 15,772         0.19%+       5.12%+           1.21%+         4.10%+             41.70%++

---------

(a) For the period February 1, 1993 (commencement of operations) through December 31, 1993.
(b) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(c) Total returns as presented do not include any applicable sales load or redemption charges.
+   Annualized.
++  Not Annualized.

                           DESCRIPTION OF THE FUNDS

                                   General


               The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of twenty-seven investment portfolios, each of which consists of a separate pool of assets with separate investment objectives and policies. This Prospectus, however, contains only twenty portfolios. Under the 1940 Act, each Fund is classified as a diversified investment portfolio (a "Diversified Fund") except for the International Equity, International Bond, Municipal Bond, Intermediate Municipal Bond and Michigan Municipal Bond Funds, which are each classified as a non-diversified portfolio (the "Non-Diversified Funds").


                      Investment Objectives and Policies

               The investment objective of a Fund may not be changed without approval of the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities. See "General Information." Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without a vote of shareholders. There can be no assurance that a Fund will achieve its objective. The following sections should be read in conjunction with "Risk Factors" below and the description of investments in which the Funds may invest, as set forth in "Supplemental Information." A description of ratings ("Debt Ratings") is contained below and in the Statements of Additional Information.

Asset Allocation Funds

               In order to achieve its investment objective, each Asset Allocation Fund will typically invest in the Underlying Funds within a predetermined target asset allocation range, as set forth below. The target asset allocation reflects the extent to which each Asset Allocation Fund will invest in a particular market segment, and the varying degrees of potential investment risk and reward represented by the Fund's investments in those market segments and their corresponding Underlying Funds. The Investment Adviser may alter the target asset allocation and the target asset allocation ranges when it deems appropriate. The assets of each Fund will be allocated among the Underlying Funds in accordance with the Fund's investment objective, the target asset allocation, the Investment Adviser's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. Substantially all of the assets of the Managed Assets Balanced Fund are currently generally invested directly in the same types of underlying securities as are permissible investments for the Underlying Funds. The Asset Allocation Funds will generally limit their investments to the Underlying Funds, although, as deemed appropriate by the Investment Adviser, until the Managed Assets Balanced Fund is substantially invested in the Underlying Funds, it may purchase these underlying securities directly. The Investment Adviser currently expects that the Managed Assets Balanced Fund's transition to having substantially all of its assets invested in the Underlying Funds will be gradual.

               In order to meet liquidity needs or for temporary defensive purposes, each Asset Allocation Fund may invest its assets in shares of the Money Market Fund and directly in short-term obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, or its agencies or instrumentalities ("U.S. Government Obligations"), "high quality" money market instruments such as certificates of deposit, bankers' acceptances, time deposits, repurchase agreements, reverse repurchase agreements, short-term obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of high quality money market instruments, commercial paper, notes, other short-term obligations and variable rate master demand notes of domestic and foreign issuers ("Cash Equivalent Securities"). "High quality" money market instruments are money market instruments which are rated at the time of purchase within the two highest rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") (each a "Rating Agency") or which are unrated at such time but are deemed by the Investment Adviser to be comparable in quality to instruments that are so rated. Such investments may include obligations of foreign banks and foreign branches of U.S. banks.

               The Managed Assets Conservative Fund seeks to provide long-term total return with capital appreciation as a secondary consideration. The Managed Assets Balanced Fund seeks to achieve long-term total return through a combination of capital appreciation and current income. The Managed Assets Growth Fund seeks to achieve long-term total return with current income a secondary consideration. The Managed Assets Conservative Fund is deemed to be more "conservative" than the Managed Assets Balanced and Managed Assets Growth Funds because it has a heavier weighting in Debt Securities and in Underlying Funds which invest primarily in Debt Securities and a lighter weighting in Equity Securities and in Underlying Funds which invest primarily in Equity Securities relative to the other Asset Allocation Funds. In attempting to achieve its asset allocation objective, except as set forth above, each Asset Allocation Fund will invest in the equity, debt and cash equivalent market sectors within the following ranges:


                           Target Asset Allocation
                           -----------------------

Asset Allocation Fund             Equity                     Debt               Cash Equivalent
--------------------------------------------------------------------------------------------------
Managed Assets
Conservative Fund               30% - 50%                 50% - 70%                 0% - 20%

Managed Assets                  50% - 70%                 30% - 50%                 0% - 20%
Balanced Fund

Managed Assets                  70% - 90%                 10% - 30%                 0% - 20%
Growth Fund

Underlying Funds by      Equity Income Fund          Intermediate Bond Fund    Money Market Fund
Category                 Growth Fund                 Bond Fund
                         Mid-Cap Opportunity Fund    Short Bond Fund
                         Small-Cap Opportunity       Income Fund
                         Fund                        International Bond Fund
                         Intrinsic Value Fund        High Yield Bond Fund
                         Growth and Value Fund
                         Equity Index Fund
                         International Equity Fund


Pegasus Money Market Fund

               The Money Market Fund seeks to provide a high level of current income consistent with the preservation of capital and liquidity. The Money Market Fund also seeks to maintain a constant net asset value of $1.00 per share for purchases and redemptions, but there can be no assurance that the Fund will be able to do so.

               The Money Market Fund may invest in the following high quality money market instruments: (1) U.S. Government Obligations; (2) U.S. dollar denominated obligations issued or guaranteed by the government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof;
(3) certificates of deposit, bankers' acceptances and time deposits of U.S. banks or other U.S. financial institutions (including foreign branches of such banks and institutions) having total assets in excess of $1 billion and which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC"); (4) certificates of deposit, bankers' acceptances and time deposits of foreign banks and U.S. branches of foreign banks having assets in excess of the equivalent of $1 billion; (5) commercial paper, other short-term obligations and variable and floating rate master demand notes, bonds, debentures and notes; (6) repurchase agreements relating to the above instruments; (7) reverse repurchase agreements; (8) guaranteed investment contracts; (9) securities of other investment companies; (10) securities lending; and (11) illiquid securities (limited to 10% of the Fund's net assets). The Money Market Fund is subject to Rule 2a-7 of the 1940 Act, which sets forth requirements of, among other things, diversification, average maturity (including a requirement that dollar-weighted average portfolio maturity may not exceed 90 days) and credit quality. See also the Statement of Additional Information for more information on the Money Market Fund. You may request a Money Market Fund prospectus by calling (800) 688-3350.

Equity Funds

               The Equity Income, Growth, Mid-Cap Opportunity, Small-Cap Opportunity, Intrinsic Value, Growth and Value and Equity Index Funds invest primarily in publicly traded common stocks of companies incorporated in the United States, although each such Fund may also invest up to 25% of its total assets in the Equity Securities of foreign issuers, either directly or through Depository Receipts. The International Equity Fund invests primarily in Equity Securities of foreign issuers, either directly or through Depository Receipts and similar securities which may be sponsored or unsponsored. In addition, each Equity Fund may: (1) invest in securities convertible into common stock, such as certain bonds and preferred stocks;
(2) invest up to 5% of its net assets in other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities); (3) invest up to 5% of its net assets in lower-rated convertible securities; (4) enter into futures contracts and related options; (5) utilize options and other derivative instruments such as equity index swaps; and (6) lend its portfolio securities. The International Equity Fund also may invest in foreign currency and options on foreign currency transactions. Under normal market conditions, each Fund expects to invest at least 65% of the value of its total assets in Equity Securities. Each Equity Fund may hold up to 35% of its total assets in Cash Equivalents and Debt Securities rated investment grade or higher at the time of purchase (i.e., no lower than Baa by Moody's or BBB by S&P, Fitch or Duff), or unrated investments deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated, and, in the case of the International Equity Fund, Debt Securities of foreign issuers, foreign governments and agencies.

               The Equity Income Fund will invest primarily in income-producing Equity Securities of domestic issuers. The Investment Adviser will be particularly alert to companies which pay above-average dividends, yet offer opportunities for capital appreciation and growth of earnings.

               The Growth Fund will invest primarily in Equity Securities of domestic issuers believed by the Investment Adviser to have above-average growth characteristics. The Investment Adviser may consider some of the following factors in making its investment decisions: the development of new or improved products or services; a favorable outlook for growth in the industry; patterns of increasing sales and earnings; the probability of increased operating efficiencies; cyclical conditions; or other signs that the company is expected to show greater than average earnings growth and capital appreciation.

               The Mid-Cap Opportunity Fund intends to invest under normal market conditions at least 65% of the value of its total assets in Equity Securities of companies with market capitalizations of $500 million to $3 billion. The Investment Adviser believes that there are many companies in this size range that enjoy enhanced growth prospects, operate in more stable market niches, and have greater ability to respond to new business opportunities, all of which increase their likelihood of attaining superior levels of profitability and investment returns.

               The Small-Cap Opportunity Fund intends to invest under normal market conditions at least 65% of the value of its total assets in Equity Securities of small domestic issuers with market capitalizations of $100 million to $1 billion. The Investment Adviser will consider some of the following factors in making its investment decisions: high quality management; significant equity ownership positions by management; a leading or dominant position in a major product line; a sound financial position; and a relatively high rate of return on invested capital. The Fund also may invest in companies that offer the possibility of accelerating earnings growth because of management changes, new products or structural changes in the industry or the economy.

               The Intrinsic Value Fund invests primarily in Equity Securities of companies believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices. In selecting investments for the Fund, screening techniques are employed to isolate issues believed to be attractively priced. The Investment Adviser then evaluates the underlying earning power and dividend paying ability of these potential investments. The Fund's holdings are usually characterized by lower price/earnings, price/cash flow and price/book value ratios and by above average current dividend yields relative to the equity market.

               The Growth and Value Fund invests primarily in Equity Securities of companies believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices. The Fund invests in companies which the Investment Adviser believes have earnings growth expectations that exceed those implied by the market's current valuation. In addition, the Fund seeks to maintain a portfolio of companies whose earnings will increase at a faster rate than those within the general equity market.

               The Equity Index Fund uses the S&P 500 Index as a benchmark for comparison because it represents roughly two-thirds of the market value of all publicly traded common stocks in the United States, is well known to investors and is a widely accepted measure of common stock investment returns. The S&P 500 Index contains a representative sample of common stocks that trade on the New York and American Stock Exchanges and also contains over-the-counter stocks that are a part of the National Market System.

               The Equity Index Fund seeks to achieve a 95% correlation coefficient between its performance and that of the S&P 500 Index. Therefore, the Fund's price changes and total return are expected to closely match movements in the underlying Index. Deviations from the performance of the S&P 500 Index ("tracking error") may result from shareholder purchases and redemptions of shares of the Fund that occur daily, as well as from the expenses borne by the Fund, cash reserves held by the Fund and purchases and sales of securities made by the Fund to conform its holdings more closely with those represented in the S&P 500 Index. In addition, tracking error may occur due to changes made in the S&P 500 Index and the manner in which the Index is calculated by S&P. In the event the performance of the Fund is not comparable to the performance of the Index, the Board of Trustees will examine the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider possible changes to the Fund's investment objective.

               The Equity Index Fund will not be managed by using traditional economic, financial or market analysis. Instead, the Fund utilizes a sampling methodology to determine which stocks to purchase or sell in order to closely replicate the performance of the S&P 500 Index. Stocks are selected for the Fund based on both capitalization weighting in the Index and industry representation. Larger market capitalization securities in the S&P 500 Index are added to the Fund according to their relative weight. Smaller capitalization securities are then added to the Fund in equal weights according to an analysis of the industry diversification of the S&P 500 Index. Therefore, while all industry weights in the Fund are essentially matched to those of the S&P 500 Index, not necessarily all of its 500 stocks are held in the Fund. The Fund may invest up to 25% of its assets in the securities of foreign issuers through Depository Receipts. Pending investment and to meet anticipated redemption requests, the Fund may hold up to 5% of its total assets in Cash Equivalent Securities. In addition, up to 5% of the Fund's total assets may be invested in futures contracts and related options in an effort to maintain exposure to price movements in the S&P 500 Index pending investment of funds or while maintaining liquidity to meet potential shareholder redemptions.

               The International Equity Fund intends to invest under normal market conditions at least 65% of the value of its total assets in Equity Securities of foreign issuers located in but not limited to the United Kingdom and European continent, Japan, other Far East areas and Latin America. The Fund may also invest in other regions seeking to capitalize on investment opportunities in other parts of the world, including developing countries.

               The Investment Adviser's investment approach to managing the International Equity Fund's assets emphasizes active country selection involving global economic and political assessments together with valuation analysis of selected countries' securities markets. In situations where an investment's attractiveness outweighs prospects for currency weakness, the Investment Adviser may take suitable hedging measures. An index approach is typically used at the stock selection level.

               The Investment Adviser employs quantitative techniques in conjunction with its judgment and experience to determine the foreign equity markets that the Fund will be invested in and the percentage of total assets the Fund will hold by country. Securities of a country are selected using a quantitatively-oriented sampling technique intending to generally replicate the performance of an individual country's stock market index. The Morgan Stanley Capital International Country Indexes have, for some time, been the accepted benchmarks in the U.S. for international equity fund country comparisons. The Fund may also invest in individual Equity Securities which the Investment Adviser believes offer opportunities for capital appreciation.

               The International Equity Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Investments in a particular country may exceed 25% of the Fund's total assets, thus making its performance more dependent upon the political and economic circumstances of a particular country than a more widely diversified portfolio.

Bond Funds


               Each of the Bond Funds will invest at least 65% of the value of its total assets under normal market conditions in Debt Securities. When the Investment Adviser believes it advisable for temporary defensive purposes, to maintain liquidity, or in anticipation of otherwise investing cash positions, each Bond Fund may invest in Cash Equivalent Securities. Most obligations acquired by the Funds with the exception of the International Bond Fund will be issued by companies or governmental entities located within the United States. Each Bond Fund, other than the International Bond Fund and High Yield Bond Fund, may invest up to 15% of its total assets in dollar denominated debt obligations (including Cash Equivalent Securities) of foreign issuers. The International Bond Fund may invest 100% of its total assets in investments in foreign issuers. The High Yield Bond Fund may invest 100% of its total assets in dollar denominated debt obligations (including Cash Equivalent Securities) of foreign issuers. In addition, each Bond Fund may lend its portfolio securities, purchase preferred securities, purchase convertible securities and restricted secutities, and engage in futures and options transactions and other derivative instruments, such as interest rate swaps and forward contracts.

               Other than the International Bond Fund and High Yield Bond Fund, the Debt Securities in which each Bond Fund may invest will be rated investment grade at the time of purchase, or if unrated, will be deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated. By so restricting its investments, a Fund's ability to maximize total rate of return will be limited. Under normal market conditions, at least 65% of the value of the International Bond Fund's total assets will consist of Debt Securities rated
A or better by a Rating Agency; and the remainder of its assets may be invested in Debt Securities rated no lower than B by a Rating Agency. Under normal market conditions, the High Yield Bond Fund will invest primarily in Debt Securities which are rated BBB or lower by a Rating Agency. The International Bond Fund and High Yield Bond Fund may also invest in Debt Securities which, while not rated, are determined by the Investment
Adviser or, in the case of the High Yield Bond Fund, the Sub-Adviser, to be of comparable quality to those rated securities in which the Funds may invest.


               The Intermediate Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have maturities or average lives of up to 15 years. The Fund's average weighted portfolio maturity is expected to be between 3 and 6 years.

               The Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers. The Fund's average weighted portfolio maturity is expected to be between 6 and 12 years.

               The Short Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have maturities or average lives of up to 10 years. The Fund's average weighted portfolio maturity will be limited to a maximum of 3 years.

               The Income Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.

               The International Bond Fund will invest in Debt Securities of issuers located throughout the world, except the United States. The Fund also may invest in convertible preferred stocks, hold foreign currency, and purchase debt securities or hold currencies in combination with forward currency exchange contracts. The Fund will be alert to opportunities to profit from fluctuations in currency exchange rates. The Fund will be particularly alert to favorable arbitrage opportunities (such as those resulting from favorable interest rate differentials) arising from the relative yields of the various types of securities in which the Fund may invest and market conditions generally. The Fund may invest without restriction in companies in, or governments of, developing countries. See "Risk Factors--Foreign Securities" below.


               The High Yield Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions are expected to be lower-rated corporate debt obligations or unrated obligations of comparable quality. Lower-rated or unrated bonds are commonly referred to as "junk bonds" and are regarded as predominantly speculative. Certain fixed rate obligations in which the Fund invests may involve equity characteristics. The Fund may, for example, invest in unit offerings that combine fixed rate securities and common stock or common stock equivalents such as warrants, rights, and options. The Fund may invest up to 10% of its total assets in Equity Securities (whether the equity securities are purchased in a unit offering or not); however, preferred and convertible securities are not subject to this limitation. The Fund may invest up to 10% of its total assets in foreign securities which are not publicly traded in the United States.


Municipal Bond Funds

               It is a fundamental policy of each of the Municipal Bond Funds to invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in Municipal Obligations. From time to time, a Municipal Bond Fund may invest in an amount not to exceed 20% of the value of its net assets, or without limitation for temporary defensive purposes, in taxable Cash Equivalent Securities. Dividends paid by a Municipal Bond Fund that are attributable to income earned by it from these securities will be taxable to investors. See "Dividends, Distributions and Taxes."

               Municipal Obligations in which the Municipal Bond Funds invest will be rated at least Baa, MIG-2/VMIG-2 or Prime 2 (P-2) by Moody's, BBB, SP-2 or A-2 by S&P, BBB or F-2 by Fitch or BBB or Duff-2 by Duff or, if unrated, determined by the Investment Adviser to be comparable in quality to instruments that are so rated. The Municipal Bond Funds also may lend their portfolio securities, and engage in futures and options transactions and other derivative instruments transactions, such as interest rate swaps.

               The Municipal Bond Fund invests in a portfolio of investment grade Municipal Obligations without regard to maturity.

               The Intermediate Municipal Bond Fund invests in a portfolio of investment grade Municipal Obligations which, under normal market conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.

               The Michigan Municipal Bond Fund invests at least 65% of its total assets under normal market conditions in investment grade Michigan Municipal Obligations and the remainder may be invested in securities that are not Michigan Municipal Obligations and therefore may be subject to Michigan income taxes. See "Taxes." The Fund will invest in Michigan Municipal Obligations and other securities without regard to maturity. To the extent that acceptable Michigan Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest primarily in other Municipal Obligations the interest on which is, in the opinion of bond counsel, exempt from federal, but not Michigan income taxes.

Investment Limitations

               Each Fund and the Money Market Fund are subject to a number of investment limitations. Except as noted, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund or the Money Market Fund without the affirmative vote of the holders of a majority of the outstanding shares of the Fund or the Money Market Fund. Other investment limitations that cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives, Policies and Risk Factors."

               Each of the Funds and the Money Market Fund may not:

               1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, domestic bank obligations for the Money Market Fund, and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

               2. Make loans, except that it may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

               3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

               The Diversified Funds and the Money Market Fund may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by it, except that up to 25% of the value of its total assets may be invested without regard to these limitations.

               Each Asset Allocation Fund will look through to its pro rata portion of the Underlying Funds' portfolio investments to determine consistency with its fundamental policies on diversification and concentration.

               Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

Risk Factors

               General

               Before selecting a Fund in which to invest, the investor should assess the risks associated with the types of investments made by the Fund. Investors should consider a Fund as a supplement to an overall investment program and should invest only if they are willing to accept the risks involved. The following should be read in conjunction with "Supplemental Information" beginning on page A-1 of this Prospectus and the Statement of Additional Information.

               Equity Securities


               (Asset Allocation, Equity and High Yield Bond Funds only) Securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because they typically are traded in lower volume and their issuers typically are subject to a greater degree to changes in earnings and prospects.


               Debt Securities


               (All Funds and the Money Market Fund) Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Debt Securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Many corporate debt obligations, including many lower-rated Debt Securities, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call Debt Securities during periods of declining interest rates. In these cases, a Fund would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.


               Municipal Obligations

               (Asset Allocation, Bond and the Municipal Bond Funds only) Investors should be aware that when a Fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks relating to such securities (including legal and economic conditions) to a greater extent than if its assets were not so concentrated.

               Payment on Municipal Obligations held by the Funds relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of proceeds from a foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted Municipal Obligations.

               Lower-Rated Securities


               (Asset Allocation, Equity, International Bond and High Yield Bond Funds only) Investors should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities rated below investment grade by Moody's, S&P, Fitch or Duff (commonly known as junk bonds). Each Equity Fund is permitted to invest up to 5% of its net assets in lower-rated convertible securities. The International Bond Fund may invest up to 35% of its net assets in debt securities rated as low as B by Moody's, S&P, Fitch and Duff and unrated debt securities deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated. The High Yield Bond Fund will invest primarily in debt securities rated Baa or lower by Moody's or BBB or lower by S&P, Fitch or Duff and unrated securities deemed by the Sub-Adviser to be comparable in quality at the time of purchase to instruments that are so rated. There is no minimal acceptable rating for a security to be purchased or held by the High Yield Bond Fund, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category or securities in default.

               Lower-rated securities will usually offer higher yields than investment grade securities. However, there is more risk associated with these investments because of reduced creditworthiness and increased risk of default. The market values of certain lower-rated debt securities tend to reflect specific developments with respect to the issuer to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Issuers of such debt securities often are highly leveraged and may not have available to them more traditional methods of financing.

               Securities rated below investment grade generally are subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Debt
Securities. Securities rated below BBB by S&P, Fitch or Duff or Baa by Moody's are regarded as predominantly speculative; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate and may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Factors adversely affecting the market price and yield of lower-rated debt securities, including a Fund's ability to sell such securities in a market that may be less liquid than the market for higher rated securities, will adversely affect the Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that for higher rated securities; adverse conditions could make it difficult at times for a Fund to sell certain securities or could result in lower prices than those used in calculating its net asset value.

               The Investment Adviser or Sub-Adviser will continually evaluate lower-rated securities and the ability of their issuers to pay interest and principal. A Fund's ability to achieve its investment objective may be more dependent on the Investment Adviser's and Sub-Adviser's credit analysis than might be the case for a fund that invested in higher rated securities. See "Supplemental Information--Risks Related to Lower-rated Securities," "Debt Ratings" and the Appendix in the Statement of Additional Information for a general description of securities ratings.


               Foreign Securities

               (Asset Allocation, Equity and Bond Funds and the Money Market
Fund) Foreign securities markets, especially those of developing countries, generally are not as developed or efficient as those in the United States. Investment in securities of foreign issuers, whether made directly or indirectly, involves inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies, the possibility of adverse changes in investment or exchange control regulations. In addition, foreign securities may be less liquid and more volatile than securities of comparable U.S. issuers.

               Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies.

               Foreign Currency and Foreign Commodity Transactions

               (Asset Allocation, International Equity, International Bond and High Yield Bond Funds only) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

               The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading currencies on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits or force it to cover its commitments for purchase or resale, if any, at the current market price.

               Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

               Mortgage-Related Securities

               (Asset Allocation and Bond Funds only) No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Board. Mortgage-related securities may be considered a derivative instrument.

               Derivative Instruments

               Each Fund and the Money Market Fund may purchase certain "derivative instruments" in accordance with their respective investment objectives and policies. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset backed securities, "stripped" securities and various floating rate instruments, including inverse floaters).

               Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund or the Money Market Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

               Special Risk Considerations Applicable to the Asset Allocation Funds

               An investment in a mutual fund involves risk and, although the Asset Allocation Funds will ultimately be substantially invested in the Underlying Funds, such investment will not eliminate investment risk. Investing in the Underlying Funds through the Asset Allocation Funds also involves certain additional expenses and tax considerations that would not be present in a direct investment in the Underlying Funds. From time to time, the Underlying Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Investment Adviser for its clients, including the Asset Allocation Funds. These transactions may have a material effect on the Underlying Funds because Underlying Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because the Underlying Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with the purchase and sale of securities and such sales may also increase transaction costs. The Investment Adviser is committed to minimizing the impact of these transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Asset Allocation Funds. The Investment Adviser will monitor the impact of asset allocation decisions on the Underlying Funds and, where practicable, an Asset Allocation Fund will, at any one time, only redeem shares of any particular Underlying Fund to reduce its allocation to that Underlying Fund in increments of up to 5% (e.g. from 20% to 15%), except where such redemptions are to meet Fund shareholder redemption requests. The Investment Adviser will nevertheless face conflicts in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients (including shareholders of the Asset Allocation Funds) and the interests of the Underlying Funds. Further information on the investment policies and objectives of the Underlying Funds can be found in "Supplemental Information" and the Statement of Additional Information.

               Special Risk Considerations Applicable to the Michigan Municipal Bond Fund

               The Michigan Municipal Bond Fund will under normal market conditions consist of Michigan Municipal Obligations to the extent of 65% or more of its total assets. This concentration in securities issued by governmental units of a single state exposes the Fund to risk of loss greater than that of a more diversified fund holding securities issued by governmental units of different states and different regions of the country.

               Moreover, the economy of the State of Michigan is heavily dependent upon the automobile manufacturing industry, a highly cyclical industry. This factor affects the revenue streams of the State of Michigan and its political subdivisions because it impacts on tax sources, particularly sales taxes, income taxes and Michigan single business taxes.

               In 1993 and 1994, Michigan adopted complex statutory and constitutional changes which, among several other changes in tax methods and rates, have the effect of imposing limits on annual assessment increases and of transferring a significant part of the operating cost of public education from locally based property tax sources to state based sources, including increased sales tax. These changes will affect state and local revenues of Michigan governmental units in future years in differing ways, not all of which can be presently known with certainty.

               Other Investment Considerations

               The classification of the Municipal Bond Funds and the International Equity and International Bond Funds as "non-diversified" investment companies means that the proportion of their assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and to hold not more than 10% of the voting securities of any single issuer. Each Non-Diversified Fund, however, intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of a Non-Diversified Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, its portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.


                              HOW TO BUY SHARES

                             General Information

Description of Classes

               This Prospectus offers investors three Classes of shares of each Fund for investment, Class A, Class B and Class I shares, each of which represents an identical pro rata interest in a Fund's investment portfolio. Class A shares and Class B shares are offered to any investor. Orders for purchases of Class I shares, however, may be placed only for certain eligible investors as described below. An investor who is not eligible to purchase Class I shares may choose either Class A or Class B shares based on which class best suits the investor's needs, given the offering price, the length of time the investor expects to hold the shares and any other relevant circumstances.

               Class A shares are sold at net asset value per share plus an initial sales charge imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. Class A shares of each Fund are subject to a shareholder servicing fee. Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares may be subject to a CDSC, as described under "How To Redeem Shares" below, and are subject to a distribution fee and shareholder servicing fee. See "Distribution and Shareholder Services Plans."

               Class A and Class B shares are offered to the general public and may be purchased through a number of institutions, including NBD, FCNIMCO, FNBC, ANB and their affiliates, other Service Agents, and directly through the Distributor.


               Class I shares are sold at net asset value with no sales charge and are sold exclusively to the following investors: (1) qualified trust, custody and/or agency account clients of FNBC, NBD or their affiliates, including defined benefit retirement plans for which FNBC, NBD or their affiliates act as investment manager, but excluding other retirement, 401(k), employee benefit and profit sharing plans ("Fiduciary Accounts"); (2) to qualified retirement, profit sharing, 401(k) or other employee benefit plans with plan assets of at least $100 million invested in shares of the Funds or other investment companies or accounts advised by FNBC, NBD, ANB or FCNIMCO ("Eligible Retirement Plans"); (3) broker-dealers, registered investment advisers and other financial institutions purchasing a minimum of $1 million, which have entered into an agreement with a "mutual fund supermarket" or with the Distributor, which includes the requirement that such shares be purchased for the benefit of clients participating in a "wrap account" or similar program under which such clients pay a fee ("Eligible Financial Intermediaries"); and (4) the Asset Allocation Funds. Class I shares are not subject to an annual service fee or distribution fee. Such financial institutions may require different minimum initial charges, restrictions or cut-off times different from those applicable to investors that invest in the Trust directly.


               Class B shares will receive lower per share dividends and at any given time the performance of Class B should be expected to be lower than for shares of each other Class because of the higher expenses borne by Class
B. Similarly, Class A shares will receive lower per share dividends, and the performance of Class A should be expected to be lower, than Class I shares because of the higher expenses borne by Class A.

               An investor who is not eligible to purchase Class I shares should consider whether, during the anticipated life of the investor's investment in a Fund, the accumulated distribution fee and CDSC on Class B shares prior to conversion would be less than the initial sales charge, if any, on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B shares may exceed the initial sales charge on Class A shares during the life of the investment.

Information Applicable To All Purchasers

               When purchasing Fund shares, an investor must specify the Class of shares being purchased. If no Class of shares is specified, Class A shares will be purchased.

               The minimum initial investment for each Class is $1,000, except for Eligible Financial Intermediaries purchasing Class I shares, for which the minimum initial investment is $1 million. However, for IRAs and other retirement plans, the minimum initial purchase is $250. All subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. The Investment Adviser and Service Agents may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements. The Trust reserves the right to reject any purchase order.

               If an order is received by the Transfer Agent or certain authorized broker-dealers or designated intermediaries by the close of trading on the floor of the New York Stock Exchange (the "Exchange"), or at the Early Closing Time (as defined below), on any Business Day (as defined below), shares will be purchased at the public offering price determined as of the close of trading on the floor of the Exchange (currently 4:00 p.m., Eastern time) or as of the Early Closing Time on that day. Otherwise, shares will be purchased at the public offering price determined as of the close of trading on the floor of the Exchange or as of the Early Closing Time on the next Business Day.

               The Trust has authorized certain broker-dealers to accept on its behalf purchase orders made through a "mutual fund supermarket." Such authorized broker-dealers may designate other intermediaries to accept purchase orders on behalf of the Trust.

               Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See the Statement of Additional Information for information concerning this requirement. Failure to furnish a certified TIN to the Trust could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and could subject the investor to backup withholding.

               Shares may also be paid for by wiring federal funds to NBD Bank, ABA 072000326, for the account of Pegasus Funds, deposit to FDIS Cashbook Account number 79512, and identifying the customer name and account number. Before wiring payment, customers must notify the Trust at 1-800-688-3350 of the dollar amount of the purchase. Notification must be given before the respective closing time of the fund to be purchased.

               Share certificates will not be issued. It is not recommended that the Municipal Bond Funds be used as vehicles for Keogh, IRA or other qualified retirement plans.

Net Asset Value

               As to each Fund, net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The assets of each Asset Allocation Fund will eventually consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values.

               Shares for each Fund are sold on a continuous basis at the public offering price (i.e., net asset value plus the applicable sales load, if any, set forth below). Net asset value per share of the Funds is determined as of the close of trading on the floor of the Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business (the "Business Days") except: (i) those holidays which the Exchange observes (currently New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day); and (ii) those Business Days on which the Exchange closes prior to the close of its regular trading hours ("Early Closing Time") in which event the net asset value of each Fund will be determined and its shares will be priced as of such Early Closing Time.

               Shares of the Underlying Funds held by the Asset Allocation Funds are valued by the Asset Allocation Funds at their respective net asset values. Securities held by the Funds which are traded on a recognized U.S. stock exchange are valued at the last sale price on the national securities market. Securities which are primarily traded on foreign securities exchanges are generally valued at the latest closing price on their respective exchanges, except when an occurrence subsequent to the time a value was established is likely to have changed such value, in which case the fair value of those securities will be determined through consideration of other factors by the Investment Adviser under the supervision of the Board of Trustees. Securities, whether U.S. or foreign, traded on only over-the-counter markets and securities for which there were no transactions are valued at the average of the current bid and asked prices. Debt Securities are valued according to the broadest and most representative market, which ordinarily will be the over-the-counter markets, whether in the United States or in foreign countries. Such securities are valued at the average of the current bid and asked prices. Securities (other than shares of the Underlying Funds) for which accurate market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of the Board of Trustees. Securities (other than shares of the Underlying Funds) may be valued on the basis of prices provided by independent pricing services when the Investment Adviser believes such prices reflect the fair market value of such securities. The prices provided by pricing services take into account institutional size trading in similar groups of securities and any developments related to specific securities. For valuation purposes, the value of assets and liabilities expressed in foreign currencies will be converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. Open futures contracts will be "marked-to-market."

Class A Shares

               Class A shares of each Fund are subject to an annual service fee at the rate of up to 0.25% of the value of the average daily net assets of Class A. See "Distribution Plan" and "Shareholder Services Plan."
Class A shares held by investors who after purchasing Class A shares establish a Fiduciary Account will convert to Class I shares upon depositing such shares into such Account, based on the relative net asset values for shares of each such Class.

               The public offering price for Class A shares of each Fund is the net asset value per share plus a sales load as shown below.



ASSET ALLOCATION FUNDS and EQUITY FUNDS (other than the Equity Index Fund)

                                           Total Sales Load
                                           ----------------               Dealers'
                                     As a % of          As a % of       Reallowance
                                  offering price     net asset value      as a % of
Amount of Transaction                per share          per share      offering price
---------------------             --------------     ---------------   --------------
Less than $50,000                      5.00               5.26              4.50
$50,000 to less than $100,000          4.50               4.71              4.00
$100,000 to less than $250,000         3.50               3.63              3.00
$250,000 to less than $500,000         2.50               2.56              2.00
$500,000 to less than $1,000,000       2.00               2.04              1.75
$1,000,000 and above                   none*              none              none



BOND, INTERNATIONAL BOND, HIGH YIELD BOND, MUNICIPAL BOND and MICHIGAN
MUNICIPAL BOND FUNDS

                                           Total Sales Load
                                           ----------------               Dealers'
                                     As a % of          As a % of       Reallowance
                                  offering price     net asset value      as a % of
Amount of Transaction                per share          per share      offering price
---------------------             --------------     ---------------   --------------
Less than $50,000                      4.50               4.71              4.00
$50,000 to less than $100,000          4.00               4.17              3.50
$100,000 to less than $250,000         3.00               3.09              2.50
$250,000 to less than $500,000         2.00               2.04              1.50
$500,000 to less than $1,000,000       1.50               1.52              1.25
$1,000,000 and above                   none*              none              none

EQUITY INDEX, INCOME, INTERMEDIATE BOND and INTERMEDIATE MUNICIPAL BOND
FUNDS

                                           Total Sales Load
                                           ----------------               Dealers'
                                     As a % of          As a % of       Reallowance
                                  offering price     net asset value      as a % of
Amount of Transaction                per share          per share      offering price
---------------------             --------------     ---------------   --------------
Less than $50,000                      3.00               3.09              2.75
$50,000 to less than $100,000          2.50               2.56              2.25
$100,000 to less than $250,000         2.00               2.04              1.75
$250,000 to less than $500,000         1.50               1.52              1.25
$500,000 to less than $1,000,000       1.00               1.01              0.75
$1,000,000 and above                   none*              none              none



SHORT BOND FUND

                                           Total Sales Load
                                           ----------------               Dealers'
                                     As a % of          As a % of       Reallowance
                                  offering price     net asset value      as a % of
Amount of Transaction                per share          per share      offering price
---------------------             --------------     ---------------   --------------
Less than $1,000,000                   1.00               1.01              0.75
$1,000,000 and above                   none*              none              none

* A contingent deferred sales charge of up to 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

               With respect to purchases of $1,000,000 or more of Class A shares or other purchases of Class A shares made at net asset value (as described below) of each Fund made through Service Agents, the Distributor may pay such Service Agents from its own funds, with respect to the Asset Allocation and Equity Funds (other than the Equity Index Fund) and the Bond, International Bond, Municipal Bond and Michigan Municipal Bond Funds, a fee of 1.00% for each Fund for the first $2 million of the amount invested, 0.80% of the next $1 million and 0.50% thereafter and, with respect to the Equity Index, Short Bond, Income, Intermediate Bond and Intermediate Municipal Bond Funds, a fee of 0.75% on the first $3 million of the amount invested and 0.50% thereafter, to compensate Service Agents for their distribution assistance in connection with such purchases. In addition, at its expense, the Distributor may provide additional compensation and promotional incentives to dealers in connection with the sales of shares of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other special events sponsored by dealers. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of Shares. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) trips, including the provision of travel arrangements and lodging at vacation resorts, (2) tickets for entertainment events (such as concerts, cruises, and sporting events) and (3) merchandise

(such as clothing, trophies, clocks, and pens). Dealers may not use sales of shares to qualify for this compensation to the extent this may be prohibited by the laws of any self-regulatory agency, such as the NASD. None of the aforementioned will be paid for by the Funds or their shareholders.

               Full-time employees of NASD member firms which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage-related or clearing arrangement with an NASD member firm with respect to sales of Fund shares), their spouses and minor children, and accounts opened by a bank, trust company or thrift institution, acting as a fiduciary or custodian, for accounts other than 401(k) and other defined contribution or other retirement plan accounts, may purchase Class A shares for themselves or itself, as the case may be, at net asset value, provided that they have furnished the Distributor appropriate notification of such status at the time of the investment and such other information as it may request from time to time in order to verify eligibility for this privilege. In addition, Class A shares may be purchased at net asset value for accounts registered under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act which are opened through FCNIS and 401(k) and other defined contribution or other retirement plan accounts for which FNBC or its subsidiaries or affiliates have served as custodian or trustee since at least June 1, 1995 or NBD or its subsidiaries or affiliates, other than FNBC or ANB, have served as administrator or trustee since January 1, 1996. Class A shares are also offered at net asset value to directors and full-time or part-time employees of FCN, or any of its affiliates and subsidiaries, retired employees of FCN, or any of its affiliates and subsidiaries, Board members of a fund advised by the Investment Adviser, including members of the Trust's Board of Trustees, or the spouses, children, grandchildren, siblings, parents, grandparents and in-laws of any of the foregoing individuals.

               Class A shares may be purchased at net asset value through certain broker-dealers, registered investment advisers and other financial institutions which have entered into an agreement with a "mutual fund supermarket" or with the Distributor, which includes a requirement that such shares be purchased for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer, registered investment adviser or other financial institution. The Investment Adviser may pay a fee of up to 1.5% of the amount invested by a participant in its Investment Architect Account or any other wrap account to FCNIS, FNBC or other parties.




               Class A shares also may be purchased at net asset value, without a sales charge, with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission or annuity contract or guaranteed investment contract subject to a surrender charge. This also includes shares of an investment company that were or would be subject to a contingent deferred sales charge upon redemption. The purchase must be made within 60 days of the redemption, and the Transfer Agent must be notified in writing by the investor at the time the purchase is made.

               Class A shares also will be offered at net asset value without a sales load to employees participating in accounts such as retirement, 401(k), profit sharing and other employee benefit plan or program accounts where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 200 employees eligible for participation in such plans or programs or (ii) such plan's or program's assets exceed $1,000,000 ("Eligible Benefit Plans").

               If an individual is a participant in a qualified retirement, profit sharing, 401(k) or other employee benefit plan which, is eligible to purchase Class A shares or Class I shares at net asset value and rolls Fund shares into a qualified IRA, then that IRA may purchase Class A shares at net asset value.

               Current shareholders of the Equity Index Fund who owned shares of the Fund prior to August 26, 1996 and have held all or a portion of such shares thereafter, are also entitled to purchase shares of the Equity Index Fund without a sales load.

               In order to qualify for any of the sales load exemptions indicated above, at the time of purchase an investor must notify the Transfer Agent of the sales load exemption. The sales load exemption is subject to verification by the Transfer Agent through a check of appropriate records. If necessary, the Transfer Agent may request additional supporting documentation from the investor.

               If an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 or another method described above and redeems those shares within a certain period after purchase, a CDSC will be imposed at the time of redemption as described below unless the investor qualifies for a waiver of the CDSC as described below under "Class B Shares -- Waiver of CDSC." The terms set forth under "How to Redeem Shares -- Class B -- Contingent Deferred Sales Charge" (other than the amount of the CDSC and its time periods) are applicable to the Class A shares subject to a CDSC. The following table sets forth the rates of such CDSC for each Fund other than the Short Bond Fund for the indicated time periods:

                      CDSC as a % of
                    Amount Invested or         Year Since Purchase
                    Redemption Proceeds         Payment Was Made
                    -------------------        -------------------
                           1.00%                     First
                           0.50%                     Second

               The following table sets forth the rates of such CDSC for the Short Bond Fund for the indicated time periods:

                      CDSC as a % of
                    Amount Invested or         Year Since Purchase
                    Redemption Proceeds         Payment Was Made
                    -------------------        -------------------
                           1.00%                     First
                           None                      Second


Right of Accumulation--Class A Shares

               Reduced sales loads apply to any purchase of Class A shares where the dollar amount of shares being purchased, plus the value of shares of such Fund, shares of other Funds and shares of certain other investment companies advised by the Investment Adviser purchased with a sales load or acquired by a previous exchange of shares purchased with a sales load (hereinafter referred to as "Eligible Funds") held by an investor and any related "purchaser" as defined in the Statement of Additional Information, is $50,000 or more. If, for example, an investor previously purchased and still holds Class A shares of the Equity Income Fund, or of any other Eligible Fund or combination of Eligible Funds, with an aggregate current market value of $40,000 and subsequently purchases Class A shares of such Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price (4.71% of the net asset value). All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

               To qualify for reduced sales loads, at the time of a purchase an investor must notify the Transfer Agent. The reduced sales load is subject to confirmation of the investor's holdings through a check of appropriate records.


Class B Shares

               The Distributor will compensate certain Service Agents for selling Class B shares at the time of purchase from its own assets. Proceeds of the CDSC and distribution fees payable to the Distributor, in part, will be used to defray these expenses.

Class I Shares

               Class I shares held by investors who after purchasing Class I shares for their Fiduciary Accounts withdraw from such Accounts will convert to Class A shares upon such withdrawal, based on the relative net asset values for shares of each such Class, and will be subject to the annual service fee charged to Class A shares.

                             SHAREHOLDER SERVICES


               The Exchange Privilege is available to shareholders of any Class. The Letter of Intent is available only for Class A shareholders, and the Automatic Investment Plan and Reinstatement Privilege are available only for Class A and Class B shareholders. Such services and privileges may not be available to clients of certain Service Agents and some Service Agents may impose conditions on their clients which are different from those described in this Prospectus. Each investor should consult his or her Service Agent in this regard.


Exchange Privilege

               The Exchange Privilege enables an investor in Class A and Class B shares to purchase, in exchange for shares of a Fund which have been owned for at least 30 days, shares of the same Class of the other Funds or the other investment portfolios of the Trust. This privilege may be expanded to permit exchanges between a Fund and other funds that, in the future, may be advised by the Investment Adviser. Exchanges may be made to the extent the shares being received in the exchange are offered for sale in the shareholder's state of residence.


               Shares of the same Class of Funds and other investment portfolios of the Trust purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

               A. Shares of Funds purchased with or without a sales load may be exchanged without a sales load for shares of other Funds and investment portfolios of the Trust sold without a sales load.

               B. Shares of Funds purchased without a sales load may be exchanged for shares of other Funds and investment portfolios of the Trust sold with a sales load, and the applicable sales load will be deducted.

               C. Shares of Funds purchased with a sales load, shares of Funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such Funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other Funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted. To accomplish such an exchange, shareholders must notify the Transfer Agent of their prior ownership of Fund shares and their account number.

               D. Shares of Funds subject to a CDSC that are exchanged for shares of another Fund or of the Trust's Money Market Fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

               E. A qualified or non-qualified employee benefit plan with assets of at least $1 million or 200 eligible participants may be exchanged from Class B shares to Class A shares on or after January 1 of the year following the year of the plan's eligibility, provided that the sponsor of the plan has so notified the Service Agent of its eligibility and in turn, the Service Agent has notified the Transfer Agent of such eligibility.

               No fees currently are charged shareholders directly in connection with exchanges although the Trust reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Trust reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

               The exchange of shares of one Fund for shares of another is treated for federal income tax purposes as a sale and, therefore, an exchanging shareholder may realize a taxable gain or loss.
See "Taxes - Federal."

Letter Of Intent--Class A Shares

               By signing a Letter of Intent form, available from the Transfer Agent, the Investment Adviser, certain of its affiliates or certain Service Agents, an investor becomes eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period up to the amount of the signed Letter of Intent (beginning up to 30 days before the date of execution of the Letter of Intent), pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $10,000 is required. To compute the applicable sales load, the offering price of shares the investor holds (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

               The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if the investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Assuming completion of the total minimum investment specified under a Letter of Intent, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 30-day period before submission of the Letter of Intent. If total purchases are less than the amount specified, the investor will be notified that a deduction from escrow to cover the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made will be assessed. Signing a Letter of Intent does not bind the investor to purchase, or the Trust to sell, the total amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases Class A shares, the investor must indicate his or her intention to do so under a Letter of Intent.

Automatic Investment Plan


               The Automatic Investment Plan permits an investor in Class A and Class B Shares to purchase shares in amounts of at least $100 at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the bank account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, on either the first and/or the fifteenth day of the month. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Investment Plan account, the investor must check the appropriate box and supply the necessary information on the Account Application. Investors may obtain the necessary applications from the Transfer Agent by calling (800) 688-3350. Investors should be aware that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. An investor may cancel his or her participation in the Plan or change the amount of purchase at any time by mailing written notification to the Transfer Agent and such notification will be effective three business days following receipt. The Funds may modify or terminate the Automatic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

Reinstatement Privilege

               The Reinstatement Privilege enables investors who have redeemed Class A or Class B shares to purchase, within 120 days of such redemption, Class A shares without the imposition of a sales load in an amount not to exceed the redemption proceeds received. Class A shares so reinstated or purchased will be offered at a purchase price equal to the then-current net asset value of Class A Shares determined after a reinstatement request and payment for Class A shares are received by the Transfer Agent. This privilege also enables such investors to reinstate their account for the purpose of exercising the Exchange Privilege. To use the Reinstatement Privilege, an investor must submit a written reinstatement request to the Transfer Agent. The reinstatement request and payment must be received within 120 days of the trade date of the redemption. There currently are no restrictions on the number of times an investor may use this privilege.

Option to Make Systematic Withdrawals

               The Systematic Withdrawal Plan permits an investor who owns Class A or Class B shares of a Fund having a minimum value of $15,000 at the time he or she elects under the Systematic Withdrawal Plan to have a fixed sum distributed in redemption at regular intervals. An application form and additional information regarding this service may be obtained from an investor's financial institution or the Transfer Agent by calling (800) 688-3350.

Cross Reinvestment of Dividend Plan

               The Trust makes available to investors of Class A and Class B shares a Cross Reinvestment of Dividend Plan pursuant to which an investor who owns shares of any Fund with a minimum value of $10,000 at the time he or she elects may have dividends paid by such Fund automatically reinvested into shares of another Fund or investment portfolio of the Trust in which he or she has invested a minimum of $1,000. Investors may obtain an application and additional information from their financial institutions or the Transfer Agent by calling (800) 688-3350.

Pegasus Funds Individual Retirement Custodial Account

               Class A and Class B shares may be purchased in conjunction with the Trust's Individual Retirement Custodial Account Program ("IRA") where NBD acts as custodian. Investors should consult their institutions or the Transfer Agent for information as to applications and annual fees. The minimum investment for an IRA is $250. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.


                             HOW TO REDEEM SHARES

General Information

               An investor may request redemption of his or her shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. An investor who has purchased shares through his or her Fiduciary Account or as a participant in an Eligible Retirement Plan or "mutual fund supermarket" or similar program must redeem shares by following instructions pertaining to such Account or Plan or program. It is the responsibility of the entity authorized to act on behalf of such Account or Plan or program to transmit the redemption order to the Transfer Agent and credit the investor's account with the redemption proceeds on a timely basis. When a redemption request is received in proper form by the Transfer Agent, certain broker-dealers authorized by the Trust to accept on its behalf such redemption requests made through a "mutual fund supermarket" or certain other designated intermediaries, the relevant Fund will redeem the shares at the next determined net asset value as described below. If an investor holds
Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If an investor fails to specify the Class of shares to be redeemed, Class A shares will be redeemed first.
If an investor owns fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor or his or her Service Agent.

               The Funds impose no charges when shares are redeemed. However, the Trust may impose a CDSC as described below. Service Agents also may charge a nominal fee for effecting redemptions of Fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

               A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if an investor has purchased Fund shares by check or through the Automatic Investment Plan and subsequently submits a written redemption request to the Transfer Agent, the redemption proceeds will be transmitted to the investor promptly upon bank clearance of the investor's purchase check or Automatic Investment Plan order, which may take up to eight business days or more. In addition, the Fund will not honor Redemption Checks for a period of eight business days after receipt by the Transfer Agent of the purchase check or Automatic Investment Plan order against which such redemption is requested. These procedures will not apply if the investor otherwise has a sufficient collected balance in his or her account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and the investor will be entitled to exercise all other rights of beneficial ownership. Fund shares will not be redeemed until the Transfer Agent has received the investor's Account Application.

               Each Fund reserves the right to redeem an investor's account at the Fund's option upon not less than 60 days' written notice if, due to share redemptions, the account's net asset value decreases to less than $1,000 and remains so during the notice period.

Redemption Procedures

               An investor who has purchased shares through his or her account at FCN, its affiliates, a Service Agent or a financial institution must redeem shares by following instructions pertaining to such account. If an investor has given his or her Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemption to a designated account at the Service Agent, the investor may redeem shares only in this manner and in accordance with a written redemption request described below. It is the responsibility of FCN, its affiliates, the Investment Adviser, the Service Agent, or the financial institution, as the case may be, to transmit the redemption order and credit the investor's account with the redemption proceeds on a timely basis.

               If an investor wants his or her redemption proceeds sent to an address other than the investor's address as it appears on the Transfer Agent's records, a signature guarantee is required. The Transfer Agent usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. See the Transfer Agent for more information about where to obtain a signature guarantee.

               An investor may use the Transfer Agent's Telephone Redemption Privilege to redeem shares from his or her account, unless the investor has notified the Transfer Agent of an address change within the preceding 15 days with the exception of redemptions to pre-authorized bank accounts. Unless an investor indicates otherwise on the Account Application, the Transfer Agent will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Transfer Agent with his or her account registration and address as it appears on the Transfer Agent's records. With the telephone redemption or exchange privilege, an investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent or financial institution, and reasonably believed by the Transfer Agent to be genuine. The Trust will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

               During times of drastic economic or market conditions, an investor may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the investor's redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, a Fund's net asset value may fluctuate.

Written Redemption Requests

               Investors may redeem shares by written request mailed to the Transfer Agent at P.O. Box 5142, Westborough, Massachusetts 01581-5120. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed for redemptions greater than $50,000. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchange's Medallion Program.

CLASS B SHARES

Contingent Deferred Sales Charge


               A CDSC payable to the Distributor may be imposed on redemptions of Class B shares depending on the number of years such shares were held by the investor. The following table sets forth the rates of the CDSC applied for the Funds:

                                             Equity Index, Income,
                        Short Bond    Intermediate Bond and Intermediate
                           Fund               Municipal Bond Funds       All Other Funds
                        ----------    ---------------------------------- ---------------
                      CDSC as a % of            CDSC as a % of           CDSC as a % of
Year Since            Amount Invested or        Amount Invested          Amount Invested
Purchase Was Made    Redemption Proceeds    or Redemption Proceeds   or Redemption Proceeds
-----------------    -------------------    ----------------------   ----------------------
First                      1.00                     3.00                      5.00
Second                     None                     3.00                      4.00
Third                       *                       2.00                      3.00
Fourth                     N/A                      2.00                      3.00
Fifth                      N/A                      1.00                      2.00
Sixth                      N/A                      None                      1.00
Seventh                    N/A                       *                        None
Eighth                     N/A                      N/A                        *

*  Conversion to Class A shares.

               In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. Class B shares redeemed will not be subject to a CDSC to the extent that the value of such shares represents capital appreciation or reinvestment of dividends or distributions. It will be assumed that the redemption is made first of Class B shares acquired pursuant to the reinvestment of dividends and distributions or representing any capital appreciation in the value of the Class B shares held by the investor; then of Class B shares held for the longest period of time.

Waiver Of CDSC


               The CDSC will be waived in connection with (a) redemptions made within one year after the death of the shareholder, (b) redemptions by shareholders after age 70-1/2 for purposes of the minimum required distribution from an IRA, Keogh plan or custodial account pursuant to Section 403(b) of the Code, (c) distributions from a qualified plan upon retirement or termination of employment, (d) redemptions of shares acquired through a contribution in excess of permitted amounts, (e) in-service withdrawals from tax qualified plans by participants, (f) redemptions initiated by a Fund of accounts with net assets of less than $1,000, and (g) redemptions by Eligible Financial Intermediaries who have purchased Class A shares at net asset value as part of a "wrap account" or similar program.



Conversion Of Class B Shares

               Class B shares automatically convert to Class A shares (and thus become subject to the lower expenses borne by Class A shares) at the beginning of the eighth year (the third year in the case of the Short Bond Fund and the seventh year in the case of the Equity Index, Short Bond, Income, Intermediate Bond and Intermediate Municipal Bond Funds) after the date of purchase, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes on the first business day of the month following the seventh anniversary (the second anniversary in the case of the Short Bond Fund and the sixth anniversary in the case of the Equity Index, Income, Intermediate Bond and Intermediate Municipal Bond Funds) of the original purchase. If any exchanges of Class B shares during the third-year, eighth-year or seventh-year, as the case may be, occurred, the holding period for the shares exchanged will be counted toward the third-year, eighth-year or seventh-year, as the case may be. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

               Upon conversion to Class A shares, such shares will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

               Each Fund reserves the right to cease offering Class B shares for sale at any time or reject any order for the purchase of Class B shares and to cease offering any services provided by a Service Agent.


                           MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS OF THE TRUST

               The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. Information about the Trustees and officers of the Trust is contained in the Statement of Additional Information.

INVESTMENT ADVISER AND CO-ADMINISTRATORS

               First Chicago NBD Investment Management Company, located at Three First National Plaza, Chicago, Illinois 60670 is each Fund's and the Money Market Fund's Investment Adviser. FCNIMCO is a registered investment adviser and a wholly-owned subsidiary of The First National Bank of Chicago ("FNBC"), which in turn is a wholly-owned subsidiary of First Chicago NBD Corporation ("FCN"), a registered bank holding company. FCNIMCO also acts as investment adviser for other accounts and registered investment company portfolios.

               FCNIMCO serves as Investment Adviser for the Trust pursuant to an Investment Advisory Agreement dated as of April 12, 1996. Under the Investment Advisory Agreement, FCNIMCO provides the day-to-day management of each Fund's investments. Subject to the overall authority of the Trust's Board of Trustees and in conformity with Massachusetts law and the stated policies of the Trust, FCNIMCO is responsible for making investment decisions for the Trust, placing purchase and sale orders (which may be allocated to various dealers based on their sales of Fund shares) and providing research, statistical analysis and continuous supervision of each Fund's investment portfolio.

               Under the terms of the Investment Advisory Agreement, the Investment Adviser is entitled to a monthly fee as a percentage of each Fund's and the Money Market Fund's daily net assets. Each Fund's and the Money Market Fund's current contractual fee for advisory services is set forth below.

                                                         Effective Rate for
                                   Current               Advisory Services
                                 Contractual              for Year Ended
                              Advisory Fee Rate          December 31, 1996
                              -----------------          -----------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund     0.65%                      0.57%
Managed Assets Balanced Fund         0.65%                      0.61%
Managed Assets Growth Fund           0.65%                      0.14%

EQUITY FUNDS:
Equity Income Fund                   0.50%                      0.50%
Growth Fund                          0.60%                      0.60%
Mid-Cap Opportunity Fund             0.60%                      0.60%
Small-Cap Opportunity Fund           0.70%                      0.70%
Equity Index Fund                    0.10%                      0.10%
Intrinsic Value Fund                 0.60%                      0.60%
Growth and Value Fund                0.60%                      0.60%
International Equity Fund            0.80%                      0.80%

BOND FUNDS:
Intermediate Bond Fund               0.40%                      0.40%
Bond Fund                            0.40%                      0.40%
Short Bond Fund                      0.35%                      0.35%
Income Fund                          0.40%                      0.40%
International Bond Fund              0.70%                      0.13%
High Yield Bond Fund                 0.70%                       N/A

MUNICIPAL BOND FUNDS:
Municipal Bond Fund                  0.40%                      0.40%
Intermediate Municipal Bond Fund     0.40%                      0.40%
Michigan Municipal Bond Fund         0.40%                      0.40%

MONEY MARKET FUND:
Money Market Fund                    0.30%                      0.29%
                          of the first $1
                            billion, 0.275%
                  of next $1 billion, 0.25%
                of amount in excess of $2
                                  billion

               In addition to the fees listed above, the Investment Adviser is entitled to 4/10ths of the gross income earned by a Fund on each loan of securities (excluding capital gains and losses, if any). To date the Funds have not made any such payment and have no current intention to do so.

               Although the fee payable by the International Equity Fund is higher than the fee payable by other funds, the Investment Adviser believes that it is within the range of fees payable by funds with comparable investment objectives and policies.

               The following persons are responsible for the day-to-day management of each of the Funds.

Claude B. Erb, First Vice President and Director of Investment Planning, is primarily responsible for the day-to-day management of the Asset Allocation Funds and the International Bond Fund. Mr. Erb has served as

Deputy Chief Investment Officer and Senior Vice President of Trust Services of America and TSA Capital Management from 1986 through 1992. Mr. Erb joined FCN in 1993.

Chris M. Gassen, First Vice President, and F. Richard Neumann, First Vice President, are primarily responsible for the day-to-day management of the Equity Income and Intrinsic Value Funds. Mr. Gassen joined FCN in 1985 and Mr. Neumann joined FCN in 1981.

Ronald L. Doyle, First Vice President, and Joseph R. Gatz, Vice President, are primarily responsible for the day-to-day management of the Mid-Cap Opportunity and Small-Cap Opportunity Funds. Mr. Doyle joined FCN in 1982 and Mr. Gatz joined FCN in 1986.

Jeffrey C. Beard, First Vice President, and Gary L. Konsler, First Vice President, are primarily responsible for the day-to-day management of the Growth and Value and Growth Funds. Mr. Beard joined FCN in 1982 and Mr. Konsler joined FCN in 1973.

Ricardo F. Cipicchio, First Vice President, and Mark M. Jackson, Vice President, are primarily responsible for the day-to-day management of the Income Fund. Mr. Cipicchio joined FCN in 1989. Mr. Jackson served as portfolio manager for Alexander Hamilton Life Insurance Company, 1993-1996, and as portfolio manager for Public Employees Retirement System of Ohio, 1988-1993. Mr. Jackson joined FCN in 1996.

Richard P. Kost, First Vice President, and Clyde L. Carter, Jr., Vice President, are primarily responsible for the day-to-day portfolio management of the International Equity Fund. Mr. Kost joined FCN in 1964 and Mr. Carter joined FCN in 1987.

Douglas S. Swanson, First Vice President, and Mr. Cipicchio are primarily responsible for the day-to-day management of the Intermediate Bond and Bond Funds. Mr. Swanson joined FCN in 1983.

Mr. Cipicchio and Christopher J. Nauseda, Vice President, are primarily responsible for the day-to-day portfolio management of the Short Bond Fund. Mr. Nauseda joined FCN in 1982.


Robert T. Grabowski, First Vice President and manager of the municipal desk at FCN, and Rebecca L. Gersonde, Vice President, are primarily responsible for the day-to-day management of the Municipal Bond and Michigan Municipal
Bond Funds. Mr. Grabowski has been the manager of the municipal desk at FCN since 1984. Ms. Gersonde joined FCN in 1982.

J. Christopher Nicholl, Vice President, and Mr. Grabowski are primarily responsible for the day-to-day management of the Intermediate Municipal Bond Fund. Mr. Nicholl joined FCN in 1996. He served as an Investment Associate at Prudential Securities, Inc. from 1987-1995.


               Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Subject to such banking laws and regulations, the Investment Adviser believes that it and its affiliated banks may perform the advisory, administrative and custodial services for the Trust described in this Prospectus, and may perform the shareholder services contemplated by this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Investment Adviser from continuing to perform investment advisory or custodial services for the Trust or require them to alter or discontinue the services they provide to shareholders.

               If the Investment Adviser and its affiliated banks were prohibited from performing investment advisory or custodial services for the Trust, it is expected that the Board of Trustees would recommend that shareholders approve new agreements with another entity or entities qualified to perform such services and selected by the Board. The Trust does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

               FCNIMCO and BISYS jointly serve as the Trust's Co-Administrators pursuant to an Administration Agreement with the Trust. Under the Administration Agreement, FCNIMCO and BISYS generally assist in all aspects of the Trust's operations, other than providing investment advice, subject to the overall authority of the Trust's Board in accordance with Massachusetts law. Under the terms of the Administration Agreement the Trust pays FCNIMCO, as agent for the Co-Administrators, a monthly administration fee at the annual rate of .15% of each Fund's and the Money Market Fund's average daily net assets. For the fiscal year ended December 31, 1996, the Trust paid administration fees at the effective annual rate of .15% of each Fund's average daily net assets.


THE SUB-ADVISER

               Federated Investment Counseling, located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222, is the sub-adviser for the High Yield Bond Fund. Federated is a registered investment adviser and a subsidiary of Federated Investors. All of the Class A voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and a trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and a trustee of Federated Investors.

               Under the terms of the Sub-Advisory Agreement, Federated provides the day-to-day management of the High Yield Bond Fund's investments. Subject to the oversight and supervision of FCNIMCO and the Trust's Board of Trustees, Federated is responsible for making investment decisions for the High Yield Bond Fund, placing purchase and sale orders (which may be allocated to various dealers based on their sale of Fund shares) and providing research, statistical analysis and continuous supervision of the Fund's investment portfolio.

               For its services, Federated is entitled to a monthly fee at the following annual rates (as a percentage of the High Yield Bond Fund's average daily net assets), which vary according to the level of assets: .50% on the first $30 million of average daily net assets, .40% on the next $20 million, .30% on the next $25 million, .25% on the next $25 million and .20% of the Fund's average daily net assets in excess of $100 million. The Sub-Adviser's fee is paid by FCNIMCO and not by the Fund.

               Mark E. Durbiano, Senior Vice President and Constantine Kartsonas are primarily responsible for the day-to-day management of the High Yield Bond Fund. Mr. Durbiano joined Federated in 1982. Mr. Kartsonas joined Federated in 1994 as an Investment Analyst and has been an Assistant Vice President of an affiliate of the Sub-Adviser since January 1997. Mr. Kartsonas served as an Operations Analyst at Lehman Brothers from 1990-1993.


DISTRIBUTOR

               BISYS Fund Services, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's principal underwriter and distributor of the Funds' shares.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN

               First Data Investor Services Group, Inc., P.O. Box 5142, Westborough, Massachusetts 01581-5120, serves as the Trust's Transfer and Dividend Disbursing Agent. NBD, which is a wholly-owned subsidiary of FCN, serves as the Trust's custodian (the "Custodian"). NBD is located at 900 Tower Drive, Troy, Michigan 48098.

EXPENSES


               All expenses incurred in the operation of the Trust are borne by it, except to the extent specifically assumed by the Trust's service providers. The expenses borne by the Trust include: organizational costs; taxes; interest; loan commitment fees; interest and distributions paid on securities sold short; brokerage fees and commissions, if any; fees of Board members; SEC fees; state Blue Sky registration fees; advisory fees; charges of custodians, transfer and dividend disbursing agents' fees; fees pursuant to agency, sub-transfer agency and service agreements; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining each Fund's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Class A, Class B and Class I shares are subject to their pro rata portion of the fees payable by a Fund to financial institutions that provide recordkeeping and other services in connection with employee benefit plans which hold shares or to financial institutions that establish accounts on behalf of investors in connection with the purchase and/or sale of Class A and/or Class I shares. In addition, Class B shares are subject to an annual distribution fee for advertising, marketing and distributing such shares and Class A and Class B shares are subject to an annual service fee for ongoing personal services relating to shareholder accounts and services related to the maintenance of shareholder accounts. See "Distribution and Shareholder Services Plans." Expenses attributable to a particular Fund or Class are charged against the assets of that Fund or Class, respectively; other expenses of the Trust are allocated among such Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each such Fund.


               The imposition of the advisory fee, as well as other operating expenses, including the fees paid under any Distribution Plan and Shareholder Services Plan, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay the Investment Adviser at a later time for any amounts which may be waived, nor will the Fund reimburse the Investment Adviser for any amounts which may be assumed.


                 DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

               Class B shares of each Fund are subject to an annual distribution fee pursuant to a Distribution Plan. Class A and Class B shares of each Fund are subject to an annual service fee pursuant to a Shareholder Services Plan.

DISTRIBUTION PLAN

               (Class B only) Under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust has agreed to pay the Distributor for advertising, marketing and distributing shares of a Fund at an aggregate annual rate not to exceed .75% of the value of the average daily net assets of Class B shares. The Distributor may pay one or more Service Agents in respect of these services. The Investment Adviser and its subsidiaries and affiliates may act as Service Agents and receive fees under the Distribution Plan. The Distributor determines the amount, if any, to be paid to Service Agents under the Distribution Plan and the basis on which such payments are made. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred.

SHAREHOLDER SERVICES PLAN

               (Class A and Class B) Under a Shareholder Services Plan, the Trust pays the Distributor for the provision of certain services to the holders of Class A and Class B shares a fee at an annual rate of .25% of the value of the average daily net assets of such shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Funds and providing reports and other information and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services. The Investment Adviser and its subsidiaries and affiliates may act as Service Agents and receive fees under the Shareholder Services Plan. The Distributor determines the amounts to be paid to Service Agents.

                         DIVIDENDS AND DISTRIBUTIONS

               The Managed Assets Balanced, Managed Assets Growth, Growth, Small-Cap Opportunity, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index and International Equity Funds declare and pay dividends from net investment income on a quarterly basis. The Bond Funds, the Municipal Bond Funds and the Managed Assets Conservative and Equity Income Funds declare and pay dividends from net investment income on a monthly basis.


               Each Fund will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends are automatically reinvested in additional Fund shares of the same Class from which they were paid at net asset value, unless payment in cash is requested. If cash payment is requested, checks will be mailed within five days. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


                                    TAXES

FEDERAL

               Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code.

               Each Fund intends to distribute as dividends substantially all of its net income each year. With the exception of dividends paid by the Municipal Bond Funds, such dividends will be taxable as ordinary income to a Fund's shareholders regardless of whether a distribution is received in cash or reinvested in additional shares. Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.

               Dividends derived from net capital gains will be taxable to Fund shareholders as long-term capital gains, regardless of how long the shareholders have held the shares and whether such gains are paid in cash or reinvested in Fund shares.

               Dividends paid by a Fund derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, paid by such Fund to a foreign investor who is the beneficial owner of such Fund's shares generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to such foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status.

               Federal regulations generally require the Trust to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Trust to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

               Any dividends declared in October, November or December with a record date before the end of the year will be deemed for federal tax purposes to have been paid by the Fund and received by the shareholders in that year if such dividends are actually paid on or before January 31 of the following year.

               Shareholders considering buying shares of a Fund on or just before the record date of a dividend should be aware that the amount of the dividend payment, although in effect a return of capital, is subject to tax.

               A taxable gain or loss may be realized by a shareholder upon his or her redemption, transfer or exchange of shares of a Fund depending upon the tax basis and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.

               It is expected that dividends and certain interest income earned by the International Equity and International Bond Funds from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Fund's total assets at the close of any taxable year consists of equity securities of foreign corporations, the Fund may elect to treat certain foreign taxes paid by it on behalf of its shareholders. As a consequence, the amount of such foreign taxes paid by a Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled (a) to credit the shareholders proportionate amounts of such taxes against the shareholders' U.S. federal income tax liabilities, or (b) if the shareholder itemizes his or her deductions, to deduct such proportionate amounts from the his or her U.S. income, should the shareholder so choose.

               Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them each year.

               The foregoing discussion summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

MUNICIPAL BOND FUNDS

               Dividends derived from tax-exempt interest income ("exempt-interest dividends") paid by the Municipal Bond Funds may be treated by its shareholders as items of interest excludable from their gross income unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See "Additional Information Concerning Taxes" in the Statement of Additional Information.)

               If a Municipal Bond Fund holds certain so-called "private activity bonds," shareholders will need to include as an item of tax preference for purposes of the federal alternative minimum tax that portion of the dividends paid by the Fund derived from interest received on such bonds. In addition, corporate shareholders will need to take into account all exempt-interest dividends paid by a Municipal Bond Fund in determining certain adjustments for the federal alternative minimum tax.

               If a shareholder has held shares for six months or less and during that time received an exempt-interest dividend attributable to those shares, any loss realized on the sale or exchange of those shares will be disallowed to the extent of the exempt-interest dividend.

STATE AND LOCAL

               Dividends paid by the Michigan Municipal Bond Fund that are derived from interest attributable to Michigan Municipal Obligations will be exempt from Michigan income tax, Michigan intangibles tax and Michigan single business tax. Conversely, to the extent that the Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. Government Obligations (or are derived from short term or long term gains), such dividends will be subject to Michigan income tax, Michigan intangibles tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes. The Fund is unable to predict in advance the portion of its dividends that will be derived from interest on Michigan Municipal Obligations, but will mail to its shareholders not later than sixty days after the close of the Fund's taxable year a written notice containing information as to the interest derived from Michigan Municipal Obligations and exempt from Michigan income tax, Michigan intangibles tax and Michigan single business tax.

               Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

MISCELLANEOUS

               The Trust may be subject to state or local taxes in jurisdictions in which the Trust may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Trust and its shareholders under such laws may differ from treatment under federal income tax laws. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                           PERFORMANCE INFORMATION

               From time to time, in advertisements or in reports to shareholders the performance of the Funds may be compared to the performance of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the performance of the Funds may be compared to Standard & Poor's 500 Index, an index of unmanaged groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of thirty industrial companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.

               A Fund's "yield" refers to the income generated by an investment in a Fund over a thirty-day period for the Asset Allocation, Bond and Municipal Bond Funds identified in the advertisement. This income is then "annualized," i.e., the income generated by the investment during the respective period is assumed to be earned and reinvested at a constant rate and compounded semi-annually and is shown as a percentage of the investment. Each Municipal Bond Fund may from time to time advertise a "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. The "tax-equivalent yield" will be computed by dividing the tax-exempt portion of the Fund's yield by a denominator consisting of one minus a stated federal income tax rate and adding the product to that portion, if any, of the Fund's yield which is not tax-exempt.

               The Funds calculate their total returns on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the Funds over the measuring period. Total returns may also be calculated on an "aggregate total return basis" for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return also reflect changes in the price of a Fund's shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares. When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

               The total return performance of the Equity Income, Growth, Small-Cap Opportunity and International Bond Funds includes performance of a common trust fund managed by FNBC which had substantially the same investment objective, policies, restriction and methodologies as its corresponding Fund for periods before such Fund's registration statement became effective. The common trust funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions imposed by the 1940 Act. If the common trust funds had registered under the 1940 Act, performance may have been adversely affected.

               Performance of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment performance of an investment in the Funds will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than their original cost. A Fund's performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Performance data should also be considered in light of the risks associated with a Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions directly to their customer accounts in connection with investments in Fund shares will not be reflected in a Fund's performance calculations.

HISTORICAL PERFORMANCE INFORMATION

               Composite performance is set forth below for the Funds or predecessor funds, as the case may be, for various periods ended December 31, 1996, except as noted (unaudited). Total returns for Class A and Class B shares are set forth at net asset value ("NAV") and the Fund's public offering price or maximum CDSC, as applicable.


                                                                    Average Annual Total Return
                                                   ---------------------------------------------------------------
                                                                                                  Since Inception
                                                   1 Year          5 Years        10 Years        (Inception Date)
                                                   ------          -------        --------        ----------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund*(1)
  Class A shares (NAV/public offering price)     10.11%/4.60%    10.28%/9.15%   11.19%/10.63%  11.47%/10.95% (1/23/86)
  Class B shares (NAV/CDSC)                       9.26%/5.26%         N/A             N/A      16.76%/14.83% (3/03/95)
  Class I shares                                    10.43%            N/A             N/A             17.93% (3/03/95)

Managed Assets Balanced Fund*
  Class A shares (NAV/public offering price)     12.99%/7.35%         N/A             N/A      10.89%/9.01%   (1/1/94)
  Class B shares (NAV/CDSC)                       8.15%/4.15%         N/A             N/A       9.29%/8.44%   (1/1/94)
  Class I shares                                    13.04%            N/A             N/A            10.91%   (1/1/94)

Managed Assets Growth Fund
  Class A shares (NAV/public offering price)          N/A             N/A             N/A       .50%/(4.52)%  (12/18/96)
  Class B shares (NAV/CDSC)                           N/A             N/A             N/A      (40)%/(5.38)%  (12/18/96)
  Class I shares                                      N/A             N/A             N/A             1.00%   (12/18/96)

EQUITY FUNDS:
Equity Income Fund(1) (2)
  Class A shares (NAV/public offering price)     19.28%/13.32%   13.43%/12.27%  12.11%/11.54%  10.04%/9.86%  (3/31/67)
  Class B shares (NAV/CDSC)                      18.27%/14.27%   13.10%/12.97%  11.95%/11.95%   9.99%/9.99%  (3/31/67)
  Class I shares                                    19.57%          13.95%         12.66%            10.61%  (3/31/67)

Growth Fund(2) (3)
  Class A shares (NAV/public offering price)     20.11%/14.11%   13.78%/12.62%  13.61%/13.03%   7.95%/7.76% (5/31/68)
  Class B shares (NAV/CDSC)                      19.04%/15.04%   13.44%/13.32%  13.44%/13.44%   7.89%/7.89% (5/31/68)
  Class I shares                                    20.36%          14.28%         14.16%             8.50% (5/31/68)

Mid-Cap Opportunity Fund (2)
  Class A shares (NAV/public offering price)     24.91%/18.67%   17.45%/16.26% 14.77%/14.19%   14.42%/13.97% (12/31/83)
  Class B shares (NAV/CDSC)                      24.88%/20.88%   17.45%/17.34% 14.77%/14.77%   14.42%/14.42% (12/31/83)
  Class I shares                                    25.03%           17.48%       14.79%              14.43% (12/31/83)

Small-Cap Opportunity Fund(1) (2)
  Class A shares (NAV/public offering price)     24.59%/18.36%   13.85%/12.69% 14.93%/14.34%    9.41%/9.18%  (6/30/72)
  Class B shares (NAV/CDSC)                      24.42%/20.42%   13.63%/13.31% 14.82%/14.82%    9.36%/9.36%  (6/30/72)
  Class I shares                                    25.63%          14.46%        15.54%              9.99%  (6/30/72)

Intrinsic Value Fund (2)
  Class A shares (NAV/public offering price)     23.79%/17.61%   15.00%/13.82% 13.67%/13.09%   14.72%/14.18% (12/31/85)
  Class B shares (NAV/CDSC)                      23.24%/19.24%   14.89%/14.30% 13.62%/13.62%   14.67%/14.67% (12/31/85)
  Class I shares                                    23.99%           15.03%        13.69%             14.73% (12/31/85)

Growth and Value Fund (2)
  Class A shares (NAV/public offering price)     19.24%/13.29%   13.92%/12.76% 12.68%/12.10%   13.48%/13.05% (12/31/83)
  Class B shares (NAV/CDSC)                      17.74%/13.74%   13.64%/13.51% 12.54%/12.54%   13.44%/13.44% (12/31/83)
  Class I shares                                    18.27%           13.74%       12.59%              13.41% (12/31/83)

Equity Index Fund (2)
  Class A shares (NAV/public offering price)     23.03%/19.35%   14.91%/14.58% 14.93%/14.58%   15.65%/15.35% (6/30/85)
  Class B shares (NAV/CDSC)                      20.29%/17.29%   14.50%/14.50% 14.73%/14.73%   15.47%/15.47% (6/30/85)
  Class I shares                                    22.58%          14.93%        14.94%             15.66%  (6/30/85)


                                     -57-


                                                                    Average Annual Total Return
                                                   ---------------------------------------------------------------
                                                                                                  Since Inception
                                                   1 Year          5 Years        10 Years        (Inception Date)
                                                   ------          -------        --------        ----------------
International Equity Fund (2)
  Class A shares (NAV/public offering price)      7.50%/2.13%    7.70%/6.60%    8.26%/7.71%      9.20%/8.68% (4/30/86)
  Class B shares (NAV/CDSC)                       6.29%/2.29%    7.46%/7.31%    8.14%/8.14%      8.65%/8.65% (4/30/86)
  Class I shares                                     7.79%          7.76%          8.29%               9.23% (4/30/86)

BOND FUNDS:
Intermediate Bond Fund (2)
  Class A shares
    (NAV/public offering price)                   5.64%/2.48%    6.32%/5.68%    7.69%/7.36%      8.91%/8.65% (12/31/83)
  Class B shares (NAV/CDSC)                       5.56%/2.58%    6.31%/6.31%    7.68%/7.68%      8.94%/8.94% (12/31/83)
  Class I shares                                     5.78%           6.35%         7.50%               8.92% (12/31/83)

Bond Fund (2)
  Class A shares
    (NAV/public offering price)                   4.98%/.26%     7.48%/6.49%    8.45%/7.95%     10.13%/9.74%  (12/31/83)
  Class B shares (NAV/CDSC)                       5.01%/1.08%    7.48%/7.34%    8.45%/8.45%     10.13%/10.13% (12/31/83)
  Class I shares                                     5.08%           7.50%         8.46%               10.14% (12/31/83)

Short Bond Fund (2)
  Class A shares
    (NAV/public offering price)                   4.45%/3.40%    5.09%/4.88%    6.78%/6.68%      7.95%/7.86% (12/31/83)
  Class B shares (NAV/CDSC)                       4.00%/1.04%    5.00%/5.00%    6.74%/6.74%      7.91%/7.91% (12/31/83)
  Class I shares                                     4.56%           5.11%          6.79%              7.96% (12/31/83)

Income Fund(1)
  Class A shares
    (NAV/public offering price)                   2.75%/(.33)%        N/A             N/A        5.73%/4.89% (3/05/93)
  Class B shares (NAV/CDSC)                       2.09%/(.79)%        N/A             N/A        5.34%/3.51% (5/31/95)
  Class I shares                                     3.14%            N/A             N/A              5.91% (3/05/93)

International Bond Fund(1) (2)
  Class A shares
     (NAV/public offering price)                  5.62%/.86%     10.09%/9.08%         N/A      11.10%/10.40% (9/30/89)
  Class B shares (NAV/CDSC)                       5.01%/1.01%     9.59%/9.45%         N/A      10.76%/10.76% (9/30/89)
  Class I shares                                     5.99%           10.75%           N/A             11.74% (9/30/89)

MUNICIPAL BOND FUNDS:
Municipal Bond Fund(4)
  Class A shares
    (NAV/public offering price)                   3.36%/(1.29)%  7.49%/6.51%          N/A        8.29%/7.73% (3/01/88)
  Class B shares (NAV/CDSC)                       2.56%/(1.35)%       N/A             N/A        6.38%/4.18% (4/04/95)
  Class I shares                                     3.76%            N/A             N/A              9.62% (2/01/95)

Intermediate Municipal Bond Fund(1)
  Class A shares
    (NAV/public offering price)                   3.69%/.58%     6.10%/5.46%          N/A        7.40%/7.02% (3/01/88)
  Class B shares (NAV/CDSC)                       2.90%/(.06)%        N/A             N/A        6.77%/5.29% (1/30/95)
  Class I shares                                     4.05%            N/A             N/A              8.32% (1/30/95)




Michigan Municipal Bond Fund
  Class A shares
    (NAV/public offering price)                   3.32%/(1.33)%       N/A             N/A        6.04%/4.80%  (2/1/93)
  Class B shares (NAV/CDSC)                       2.93%/(1.02)%       N/A             N/A        5.94%/5.28%  (2/1/93)
  Class I shares                                     3.44%            N/A             N/A              6.08%  (2/1/93)

---------
* During the periods noted, these Asset Allocation Funds invested substantially all of their assets directly in portfolio securities rather than mutual fund shares. Investing in the Underlying Funds through the Asset Allocation Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Had these additional expenses and tax results been reflected, performance would be reduced.

                                     -58-



(1) Prior to September 21, 1996, the Managed Assets Conservative, Equity Income, Small-Cap Opportunity, Income, International Bond and Intermediate Municipal Bond Funds had no prior operating history. Except as noted below, performance for periods prior to such date is represented by the performance of the Prairie Managed Assets Income, Prairie Equity Income, Prairie Special Opportunity, Prairie Intermediate Bond, Prairie International Bond and Prairie Intermediate Municipal Bond Funds, respectively. On September 21, 1996, the assets and liabilities of these Prairie Funds were transferred to the above stated respective Funds of the Trust. Performance of the Managed Assets Conservative Fund and Intermediate Municipal Bond Fund for periods prior to March 3, 1995 and March 1, 1988, respectively, is represented by the performance of the First Prairie Diversified Assets Fund and the Intermediate Series of the First Prairie Municipal Bond Fund, respectively. The Prairie Managed Assets Income Fund and Prairie Intermediate Municipal Bond Fund commenced operations through a transfer of assets from the First Prairie Diversified Assets Fund and the Intermediate Series of the First Prairie Municipal Bond Fund, respectively.

(2) Performance of the Equity Income, Growth, Small-Cap Opportunity and International Bond Funds for periods prior to January 27, 1995 is represented by performance of certain common trust funds managed by FNBC before the effective date of the registration statement of these Funds. Performance of the Mid-Cap Opportunity (6/1/91), Intrinsic
     Value (6/1/91), Growth and Value (6/1/91), Equity Index (7/10/92), International Equity (12/3/94), Intermediate Bond (6/1/91), Bond
     (6/1/91) and Short Bond (9/17/94) Funds for periods prior to the inception dates shown is represented by performance of certain common trust funds managed by NBD before the effective date of the registration statement of these Funds. The common trust funds were not registered under the 1940 Act and were not subject to certain restrictions that are imposed by the 1940 Act. If the common trust funds had been registered under the 1940 Act, performance may have been adversely affected. The common trust funds did not charge any expenses. Performance of the common trust funds has been restated to reflect the maximum operating expenses charged by the predecessor Prairie Funds upon their inception on January 27, 1995 in the case of the Equity Income, Growth, Small-Cap Opportunity and International Bond Funds or by the other Funds upon their inception, as the case may be.

(3) Performance for periods from January 27, 1995 to August 24, 1996 is represented by the performance of the Prairie Growth Fund. On such date, the assets and liabilities of the Prairie Growth Fund were transferred to the Growth Fund.

(4) Performance for periods prior to September 14, 1996 is represented by the performance of the Prairie Municipal Bond Fund. On such date, the assets and liabilities of the Prairie Municipal Bond Fund were transferred to the Municipal Bond Fund.

                             GENERAL INFORMATION


               The Trust was organized as a Massachusetts business trust on April 21, 1987 under a Declaration of Trust. The Trust is a series fund having twenty-seven series of shares of beneficial interest, each of which evidences an interest in a separate investment portfolio. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares ("Series") representing interests in a portfolio and an unlimited number of classes of shares within a Series. In addition to the Funds described herein, the Trust offers the following investment portfolios: the Money Market, Treasury Money Market, Municipal Money Market, Michigan Municipal Money Market, Cash Management, U.S. Government Securities Cash Management and Treasury Prime Cash Management Funds.


               Each Fund contained herein and the Money Market Fund offer three classes of shares: Class A, Class B and Class I. The Treasury Money Market, Municipal Money Market and Michigan Money Market Funds offer two classes of shares: Class A and Class I. The Cash Management, U.S. Government Cash Management and Treasury Prime Cash Management Funds offer two Classes of shares: Class S and Class I. Each share has $.10 par value, represents an equal proportionate interest in the related Fund with other shares of the same class outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Trustees.

               Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and each Series entitled to vote on a matter will vote thereon in the aggregate and not by Series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular Series. In addition, shareholders of each of the Series have equal voting rights except that only shares of a particular class within a Series are entitled to vote on matters affecting only that class. Voting rights are not cumulative, and accordingly the holders of more than 50% of the aggregate number of shares of all Trust portfolios may elect all of the Trustees. Each Asset Allocation Fund will vote its Underlying Fund shares in proportion to the votes of all other shareholders of each respective Underlying Funds.


               As of May 31, 1997, FCN and its affiliates held beneficially of record approximately 33.12%, 42.10%, 64.81%, 19.61%, 74.70%,
67.94%, 80.73%, 55.08%, 71.49%, 66.65%, 91.58%, 68.89%, 18.33% and 47.71%,
respectively of the outstanding shares of the Managed Assets Balanced, Growth, Mid-Cap Opportunity, Small-Cap Opportunity, Intrinsic Value, Growth and
Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond, International Bond, Municipal Bond and Michigan Municipal Bond Funds, respectively.


               Because NBD serves the Trust as Custodian, the Board of Trustees has established a procedure requiring three annual verifications, two of which are unannounced, of all investments held pursuant to the Custodian Agreement, to be conducted by the Trust's independent accountants.

               The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's By-Laws provide that special meetings of shareholders of any Series shall be called at the written request of shareholders entitled to cast at least 10% of the votes of a Series entitled to be cast at such meeting. The Trust also stands ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the 1940 Act.

               No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Funds' official sales literature in connection with the offer of the Funds' shares, and, if given or made, such other information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                           SUPPLEMENTAL INFORMATION

Ratings


               The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser or Sub-Adviser also will evaluate such obligations and the ability of their issuers to pay interest and principal. Each Fund will rely on the Investment Adviser's or Sub-Adviser's judgment, analysis and experience in evaluating the assets of an issuer. Obligations rated in the lowest of the top four investment grade rating categories (Baa by Moody's or BBB by S&P, Fitch or Duff) are considered to have less capacity to pay interest and repay principal and have certain speculative characteristics.


Short-Term Investments

               Each Fund and the Money Market Fund may hold the types of short-term U.S. Government obligations described under "Investment Objectives and Policies--Asset Allocation Funds" above.

U.S. Government Obligations

               U.S. Government obligations include all types of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. U.S. Government obligations also include interests in the foregoing securities, including collateralized mortgage obligations guaranteed by a U.S. Government agency or instrumentality, and in Government-backed trusts which hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States.

               Obligations of certain U.S. agencies and instrumentalities such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Bank Obligations

               Bank obligations in which the Funds and the Money Market Fund may invest include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Funds and the Money Market Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

               Obligations issued or guaranteed by foreign branches of U.S. banks (commonly known as "Eurodollar" obligations) or U.S. branches of foreign banks (commonly known as "Yankee dollar" obligations) may be general obligations of the parent bank or obligations only of the issuing branch. Where the obligation is only that of the issuing branch, the parent bank has no legal duty to pay such obligation. Such obligations would thus be subject to risks comparable to those which would be present if the issuing branch were a separate bank. The Money Market Fund will not invest in a Eurodollar obligation if upon making such investment the total Eurodollar obligations which are not general obligations of domestic parent banks would thereby exceed 25% of its total assets.

               Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

               Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Fund and the Money Market Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

               Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Certain Corporate Obligations

               Commercial paper in which the Funds and the Money Market Fund may invest consists of short-term, unsecured promissory notes issued by domestic or foreign entities to finance short-term credit needs.

Variable and Floating Rate Instruments

               Each Fund and the Money Market Fund may invest in variable and floating rate instruments, including without limitation, for each fund other than the Money Market Fund, inverse floating rate debt instruments ("inverse floaters") some of which may be leveraged. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

               The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Funds and the Money Market Fund to dispose of them if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In the absence of an active secondary market, variable and floating rate instruments (including inverse floaters) will be subject to a fund's limitation on illiquid investments. See "Illiquid Securities."

Repurchase and Reverse Repurchase Agreements


               To increase their income, each Fund and the Money Market Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). The Funds and the Money Market Fund will not enter into repurchase agreements with the Investment Adviser, the Sub-Adviser, the Distributor, or any of their affiliates, except as may be permitted by the SEC. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, marked to market daily. Default by the seller would, however, expose a fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.


               Each Fund and the Money Market Fund may also obtain funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a fund will sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the price of the securities it is obligated to repurchase. Whenever a fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets equal to the repurchase price market to market daily (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained.


Lending Portfolio Securities

               To increase income or offset expenses, each of the Funds and the Money Market Fund may lend its portfolio securities to financial institutions such as banks and broker dealers in accordance with their investment limitations. Agreements will require that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans could include cash or securities of the U.S. Government, its agencies or instrumentalities, some of which may bear maturities exceeding 13 months. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a particular fund exceeds one-third of the value of its total assets. Loans of securities involve risk of delay in receiving additional collateral or in recovering the securities loaned or possible loss of rights in the collateral should the borrower of the securities become insolvent. Loans will be made only to borrowers that provide the requisite collateral comprised of liquid assets and when, in the Investment Adviser's or Sub-Adviser's judgment, the income to be earned from the loan justifies the attendant risks.


Zero Coupon Obligations and Pay-in-Kind Securities

               Each Fund and the Money Market Fund may invest in zero coupon obligations which are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. The High Yield Bond Fund may invest in pay-in-kind securities which make periodic payments in the form of additional securities (as opposed to cash). Such obligations may have higher price volatility than those which require the payment of interest periodically. The Investment Adviser and Sub-Adviser will consider the liquidity needs of a fund when any investment in zero coupon obligations is made.

               Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, each of the Funds and the Money Market Fund that invests in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Such fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may be reduced as a result.

When Issued Purchases and Forward Commitments

               The Funds and the Money Market Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. Each fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. A fund does not earn income with respect to these transactions until the subject securities are delivered to the fund. The Funds, and the Money Market Fund, do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

Foreign Securities

               Investments by the Asset Allocation, Equity and Bond Funds and the Money Market Fund in foreign securities, with respect to certain foreign countries, expose them to the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets or diplomatic developments that could affect investment within those countries. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because of these and other factors, securities of foreign companies acquired by the funds may be subject to greater fluctuation in price than securities of domestic companies.

               Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a fund changes investments from one country to another.

               Furthermore, some securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the costs of such investments and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by the funds from sources within foreign countries may be reduced by withholding or other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a fund will reduce its net income available for distribution to investors.

Depository Receipts

               Each Asset Allocation and Equity Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Certain such institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer. EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities and are generally denominated in foreign currencies. Generally, EDRs, in bearer form, are designed for use in the European securities markets.

Supranational Bank Obligations

               The Asset Allocation, Equity and Bond Funds and the Money Market Fund may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

Convertible Securities


               Each Fund may invest in convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. The High
Yield Bond Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the High Yield Bond Fund invests in convertible securities irrespective of their ratings. This could result in the High Yield Bond Fund purchasing and holding, without limit, convertible securities rated below investment grade by a Rating Agency.


Securities of Investment Companies

               Each Fund and the Money Market Fund may invest in securities issued by open-end (and closed-end for the Funds) investment companies which principally invest in securities in which such fund invests. Under the 1940 Act, a fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the fund's net assets with respect to any one investment company and (iii) 10% of the fund's net assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, each of the Funds and the Money Market Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a fund bears directly in connection with its own operations.

Asset Backed Securities

               Asset Backed Securities acquired by the Asset Allocation, Equity and Bond Funds consist of both mortgage and non-mortgage backed securities. Asset backed securities held by the Funds arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders ("Asset Backed Securities"), as described below.

               The yield characteristics of Asset Backed Securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an Asset Backed Security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an Asset Backed Security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Funds, the maturity of Asset Backed Securities will be based on estimates of average life.

               Prepayments on Asset Backed Securities generally increase with falling interest rates and decrease with rising interest rates. Prepayment rates are also influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an Asset Backed Security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

               These characteristics may result in higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and Asset Backed Securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

               Mortgage backed securities represent an ownership interest in a pool of mortgages, the interest on which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, although not necessarily by the U.S. Government itself. Mortgage backed securities include collateralized mortgage obligations ("CMOs"), real estate investment trusts ("REITs") and mortgage pass-through certificates.

               CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which the Funds may hold are known as "regular" interests. CMOs also issue "residual" interests, which in general are junior to and more volatile than regular interests. The Funds do not intend to purchase residual interests.

               Mortgage pass-through certificates provide the holder with a pro rata interest in the underlying mortgages. One type of such certificate in which the Funds may invest is a GNMA Certificate which is backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a FHLMC Participation Certificate which is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Privately issued mortgage backed securities will carry a rating at the time of purchase of at least A by S&P or by Moody's or, if unrated, will be in the Investment Adviser's opinion equivalent in credit quality to such rating. Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

               The Funds may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

               Non-mortgage backed securities involve certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Most issuers of motor vehicle receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related motor vehicle receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the motor vehicle receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Stripped Government Obligations

               The Asset Allocation, Bond and Municipal Bond Funds and the Money Market Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and, for each fund other than the Money Market Fund, may include stripped mortgage backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

               SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. With respect to investments in interest only securities, should the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments may be more volatile in response to change in interest rates. The yields on a class SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage backed obligations because their cash flow patterns are more volatile. For interest only securities, there is a greater risk that the initial investment will not be fully recouped.


Risks Related to Lower-Rated Securities

               The Asset Allocation, Equity, International Bond and High Yield Bond Funds may purchase lower-rated securities (commonly known as junk bonds). While any investment carries some risk, some of the risks associated with lower-rated securities are different from the risks associated with investment grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities, and the net asset value of a fund's shares, may be quite volatile.

               Relative Youth of Lower-rated Securities' Market. Because the market for lower-rated securities, at least in its present size and form, is relatively new, there remains some uncertainty about its performance level under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in a fund's portfolio.

               Sensitivity to Interest Rate and Economic Changes. The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or a period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing. If the issuer of a security defaults, a fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of securities as well as a fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

               Liquidity and Valuation. In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur when there is not an established secondary market for the security or the security is thinly traded. As a result, a fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

               Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by a fund, especially in a thinly traded market. Illiquid or restricted securities held by a fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

               Congressional Proposals. Current laws, as well as pending proposals, may have a material impact on the market for lower-rated securities.


Municipal and Related Obligations

               Municipal Obligations that may be acquired by the Asset Allocation, Bond and Municipal Bond Funds may include general obligations, revenue obligations, notes and moral obligations bonds. Each of these Funds, other than the Municipal Bond Funds, currently intends to invest no more than 25% of its total assets in Municipal Obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility, class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source such as the user of the facility being financed. Private activity bonds (i.e. bonds issued by industrial development authorities) are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved. From time to time, a Municipal Bond Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. The Municipal Bond Funds may invest without limitation in such Municipal Obligations if the Investment Adviser determines that their purchase is consistent with such Fund's investment objective. Although interest paid on private activity bonds is exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. Where a fund receives such interest, a proportionate share of its exempt-interest dividends also may be treated as a tax preference item to the recipient shareholders. See "Description of the Funds -- Risk Factors--Municipal Obligations." See also "Taxes."

               Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Moral obligation bonds are normally issued by a special purpose public authority. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal Obligations also include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. The Funds will only invest in rated municipal lease/purchase agreements.


               There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

               Each Municipal Bond Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities of issuers that are located in the same state. As a result, a Municipal Bond Fund may be subject to greater risk as compared to a fund that does not follow this practice.

               Certain municipal lease/purchase obligations in which the Municipal Bond Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Investment Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

               Among other securities, the Municipal Bond Funds may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax or other funds, the proceeds of bonds or other revenues.

               Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issues at the time of issuance. Neither the Funds nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

Custodial Receipts and Certificates of Participation

               The Asset Allocation, Bond and Municipal Bond Funds and the Money Market Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. These participations are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

               Securities acquired by the Municipal Bond Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Obligations. Such securities are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Municipal Bond Funds may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives a Fund an undivided interest in a pool of Municipal Obligations. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, the Investment Adviser will have determined that the instrument is of comparable quality to those instruments in which the Investment Adviser may invest pursuant to guidelines approved by the Board of Trustees.

Tender Option Bonds

               The Municipal Bond Funds may hold tender option bonds, which are Municipal Obligations (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that have been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Investment Adviser, on behalf of a Fund, will consider on an ongoing basis the assets of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.

Stand-By Commitments

               The Asset Allocation, Bond and Municipal Bond Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in their portfolios. Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. A Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such securities yield to investors.

Options Transactions

               Each Fund is permitted to invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Options transactions are a form of derivative security.

               Each Fund is permitted to purchase call and put options in respect of specific securities (or groups or "baskets" of specific securities) in which the Fund may invest. A Fund may write (i.e., sell) covered call option contracts on securities owned by the Fund not exceeding 25% of the market value of its net assets at the time such option contracts are written. Each Fund also may purchase call options to enter into closing purchase transactions. The Funds also may write covered put option contracts to the extent of 25% of the value of their net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered put option sold by a Fund exposes it during the term of the option to a decline in price of the underlying security or securities. A put option sold by a Fund is covered when, among other things, cash or liquid securities are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken.

               The Asset Allocation Funds, the International Equity Fund and the International Bond Fund may also purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires.

               Each Fund also may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps. See "Interest Rate and Equity Index Swaps" below. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

               Each Fund may purchase and sell call and put options on stock indexes listed on U.S. securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

Futures Contracts and Options on Futures Contracts

               Each Fund may enter into futures contracts and options on future contracts. The Equity Funds may enter into stock index futures contracts and all Funds may enter into interest rate futures contracts and currency futures contracts, and options with respect thereto. See "Options Transactions" above. These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. A Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. To the extent a Fund engages in the use of futures and options on futures for other than bona fide hedging purposes, the Fund may be subject to additional risk. Although none of these Funds would be a commodity pool, each would be subject to rules of the CFTC limiting the extent to which it could engage in these transactions. Futures and options transactions are a form of derivative security. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Foreign Currency Transactions

               The Asset Allocation, International Equity and International Bond Funds may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which must be more than two days from the date of the contract, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers. They may be used to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the Funds. Although forward currency exchange contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The Funds also may combine forward currency exchange contracts with investments in securities denominated in other currencies.

               Each of these Funds also may maintain short positions in forward currency exchange transactions, which would involve it agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange.

Options on Foreign Currency

               The Asset Allocation Funds, the International Equity Fund and the International Bond Fund may purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. The Funds may use foreign currency options for the same purposes as forward currency exchange and futures transactions, as described herein. See also "Options" and "Currency Futures and Options on Currency Futures" below.

Risks Associated with Futures, Options and Foreign Currency Transactions and Options

               To the extent a Fund is engaging in a futures or option transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract or option used as a hedging device, it is possible that the hedge will not be fully effective. In futures contracts and options based on indices, the risk of imperfect correlation increases as the composition of the Fund varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of contracts, the Fund may buy or sell futures contracts and options in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

               Successful use of futures and options by a Fund also is subject to the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of securities prices, interest rates, currency exchange rates and other economic factors. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

               Although a Fund intends to enter into futures contracts and options transactions only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. See "Illiquid Securities" above. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or the Fund determines not, to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract.

               Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

               Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance on the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

Interest Rate and Equity Index Swaps

               Each Fund may enter into interest rate swaps and equity index swaps, to the extent described under "Description of the Funds--Management Policies," in pursuit of their respective investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Equity index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index or a portion of an index which usually includes dividends. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. Swaps are a form of derivative security.

               Each Fund usually will enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Funds will enter into swap transactions with counterparties only if: (1) for transactions with maturities under one year, such counterparty has outstanding short-term paper rated at least A-1 by S&P, Prime-1 by Moody's, F-1 by Fitch or Duff-1 by Duff, or (2) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least Aa by Moody's or AA by S&P, Fitch or Duff.

               The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit on the amount of swap transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, the relevant Fund's risk of loss consists of the net amount of payments that such Fund contractually is entitled to receive.


Restricted and Illiquid Securities

               Each Fund and the Money Market Fund will not invest more than 15% (10% for the Money Market Fund) of the value of their respective total net assets in securities that are illiquid. Securities having legal or contractual restrictions on resale and with no readily available market, and instruments (including repurchase agreements, variable and floating rate instruments and time deposits) that do not provide for payment to the Funds within seven days after notice are subject to this limitation. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed to be illiquid for purposes of this limitation.


               The Funds and the Money Market Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered to be illiquid so long as it is determined by the Board of Trustees or the Investment Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund and the Money Market Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop. The Board of Trustees will carefully monitor any investments by a fund in these securities.

Portfolio Turnover

               Generally, the Funds will purchase securities for capital appreciation or investment income, or both, and not for short-term trading profits. However, a Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser or Sub-Adviser believes that such a disposition is consistent with or in furtherance of the Fund's investment objective. Fund investments may be sold for a variety of reasons, such as more favorable investment opportunities or other circumstances. As a result, such Funds are likely to have correspondingly greater brokerage commissions and other transaction costs which are borne indirectly by shareholders. Portfolio turnover may also result in the realization of substantial net capital gains.

               Asset reallocation decisions for the Asset Allocation Funds typically will occur on a monthly basis. However, if market conditions warrant, the Investment Adviser may make more frequent reallocation decisions which will result in a higher portfolio turnover rate. The Asset Allocation Funds will purchase or sell shares of the Underlying Funds: (a) to accommodate purchases and redemptions of each Asset Allocation Fund's shares;
(b) in response to market or other economic conditions; and (c) to maintain or modify the allocation of each Asset Allocation Fund's assets among the Underlying Funds within its target asset allocation ranges. See "Taxes--Federal" in the Prospectus and "Additional Information Concerning Taxes" in the Statement of Additional Information. While it is not possible to accurately predict portfolio turnover rates, the annual turnover rates for the Managed Assets Growth Fund and High Yield Bond Fund are not expected to exceed 100% and 100%, respectively.

                                 DEBT RATINGS

Corporate Bond Ratings

Excerpts from Moody's description of its corporate bond ratings: Aaa--judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edged"; Aa--judged to be of high quality by all standards; A--deemed to have many favorable investment attributes and considered as upper medium grade obligations; Baa--considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C--protection of interest and principal payments is questionable (Ba indicates some speculative elements, B represents bonds that generally lack characteristics of the desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from Aa to B in its bond rating systems. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch's description of its corporate bond ratings:
"AAA"--considered to be investment grade and of the highest credit quality. Capacity to pay interest and repay principal is considered to be exceptionally strong; "AA"--judged to be investment grade and of very high credit quality, although the capacity to pay interest and repay principal is not quite as strong as bonds rated "AAA"; "A"--deemed investment grade and of high credit quality, although the capacity to pay interest and repay principal may be somewhat more susceptible to the adverse changes in economic conditions and circumstances than bonds with higher ratings; "BBB" is regarded as having satisfactory credit quality with an adequate capacity to pay interest and repay principal although adverse changes in economic conditions and circumstances are more likely to impair timely payment than for higher rated categories; "BB," "B," "CCC," "CC," "C," " DDD," "DD," and "D"--regarded as speculative investments. The ratings "BB" to "C" represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation. The ratings from "AA" to "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Duff for corporate debt. Debt rated "AAA" is of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" has protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated "BBB" possess below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. Debt rated below "BBB" is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" represents defaulted obligations. To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.


Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation "A-1" indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The designation "A-2" indicates the capacity for timely payment is satisfactory, however, the relative degree of safety is not as high as for issues designated "A-1." The designation "B" indicates that the issue has only a speculative capacity for timely payment. The designation "C" indicates that the issue has a doubtful capacity for payment. Commercial paper rated "D" indicates that the issue is in payment default. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. Issuers rated "Prime 3" are considered to have an acceptable capacity for repayment. Moody's uses the designation "Not Prime" for issuers that do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The designation "F-1" indicates that the securities possess very strong credit quality. Those securities determined to possess exceptionally strong credit quality are denoted with a plus (+) sign designation. Securities rated "F-2" are considered to possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment. Securities rated "F-3" possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near term adverse changes could cause these securities to be rated below investment grade. Securities rated "F-5" possess weak credit quality. Securities rated "D" are in actual or imminent payment default.

The three highest rating categories of Duff for short-term debt are "D-1," "D-2" and "D-3." Duff employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. "D-1+" indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. "D-1" indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. "D-1-" indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. "D-2" indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. "D-3" indicates satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. D&P may also rate short-term municipal debt as "D-4" or "D-5." "D-4" indicates speculative investment characteristics. "D-5" indicates that the issuer has failed to meet scheduled principal and/or interest payments. Securities rated "F-3" possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near term adverse changes could cause these securities to be rated below investment grade. Securities rated "F-5" possess weak credit quality. Securities rated "D" are in actual or imminent payment default.


Unrated Securities

Unrated securities are securities which have not been rated by a nationally recognized statistical rating organization.

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[ Back cover ]


THE PEGASUS FUNDS

Pegasus Equity Funds
Equity Income Fund
Intrinsic Value Fund
Growth and Value Fund
Equity Index Fund
Growth Fund
Mid-Cap Opportunity Fund
Small-Cap Opportunity Fund
International Equity Fund

Pegasus Managed Assets Funds
Managed Asset Conservative Fund
Managed Asset Balanced Fund
Managed Asset Growth Fund

Pegasus Fixed Income Funds
Short Bond Fund
Intermediate Bond Fund
Income Fund
Bond Fund
International Bond Fund

High Yield Bond Fund


Pegasus Tax-Exempt Fixed Income Funds
Intermediate Municipal Bond Fund
Municipal Bond Fund
Michigan Municipal Bond Fund


[logo]       PEGASUS FUNDS
             Strength in Investing

PRO-10 97